EXHIBIT 99.1

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


                   SECURITIZED ASSET BACKED RECEIVABLES LLC

                             NEW ISSUE TERM SHEET

                          $105,534,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2004-DO1
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                        Decision One Mortgage Company LLC
                                   Originator

                       Countrywide Home Loans Servicing LP
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2004-DO1










--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


TRANSACTION SUMMARY
-------------------------------------------------------------------------------------------------------------------------
                         Expected Ratings
           Expected      (S&P/Moody's/       Bench-   Interest          Avg. Life to Call/           Mod. Dur. to Call/
Class      Amount(1)          Fitch)         mark      Type               Mty(yrs)(2)(3)                Mty(2)(3)(4)
========  ============  ===================  =======  =============  =========================  ========================
 A-1                                                      ***Not Offered - 144A Private Placement***
--------  ------------  -------------------  -------  -------------  -------------------------  ------------------------
 A-2      49,122,000        AAA/Aaa/AAA        1mL    Floating             2.79 / 3.03                   2.71 / 2.91
--------  ------------  -------------------  -------  -------------  -------------------------  ------------------------
 M-1      22,947,000         AA/Aa2/AA         1mL    Floating             5.32 / 5.85                   5.06 / 5.51
--------  ------------  -------------------  -------  -------------  -------------------------  ------------------------
 M-2      17,210,000          A/A2/A           1mL    Floating             5.30 / 5.74                   4.93 / 5.29
--------  ------------  -------------------  -------  -------------  -------------------------  ------------------------
 M-3       4,781,000         A-/A3/A-          1mL    Floating             5.29 / 5.62                   4.88 / 5.14
--------  ------------  -------------------  -------  -------------  -------------------------  ------------------------
 B-1       3,825,000      BBB+/Baa1/BBB+       1mL    Floating             5.29 / 5.54                   4.80/ 4.99
--------  ------------  -------------------  -------  -------------  -------------------------  ------------------------
 B-2       3,824,000       BBB/Baa2/BBB        1mL    Floating             5.29 / 5.40                   4.75 /4.84
--------  ------------  -------------------  -------  -------------  -------------------------  ------------------------
 B-3       3,825,000      BBB-/Baa3/BBB-       1mL    Floating             5.13 / 5.13                   4.43 /4.43
--------  ------------  -------------------  -------  -------------  -------------------------  ------------------------

(TABLE CONTINUED)

----------------------------------------------------------------------------

                                               Initial Credit Enhancement
Class      Payment Window to Call/Mty(2)(3)             Level(5)
========   =================================  ==============================
 A-1
--------   ---------------------------------  ------------------------------
 A-2         08/04 - 07/12 / 08/04 - 01/22               16.35%
--------   ---------------------------------  ------------------------------
 M-1         09/07 - 07/12 / 09/07 - 08/18               10.35%
--------   ---------------------------------  ------------------------------
 M-2         08/07 - 07/12 / 08/07 - 03/17                5.85%
--------   ---------------------------------  ------------------------------
 M-3         08/07 - 07/12 / 08/07 - 04/15                4.60%
--------   ---------------------------------  ------------------------------
 B-1         08/07 - 07/12 / 08/07 - 07/14                3.60%
--------   ---------------------------------  ------------------------------
 B-2         08/07 - 07/12 / 08/07 - 09/13                2.60%
--------   ---------------------------------  ------------------------------
 B-3         08/07 - 07/12 / 08/07 - 08/12                1.60%
--------   ---------------------------------  ------------------------------

      (1)   Subject to a variance of plus or minus 5%.
      (2)   Pricing will assume the 10% optional clean-up call is exercised.
      (3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.
      (4)   Assumes pricing at par.
      (5)   Includes 1.60% overcollateralization.

The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS

Issuer:                         Securitized Asset Backed Receivables  LLC Trust
                                2004-DO1

Depositor:                      Securitized Asset Backed Receivables LLC

Orginator:                      Decision One Mortgage Company LLC

Servicer:                       Countrywide Home Loans Servicing LP

Trustee:                        Wells Fargo Bank, National Association

Lead Manager:                   Barclays Capital Inc.

Co-Manager:                     Countrywide Securities Corporation

Rating Agencies:                S&P/Moody's/Fitch

Offered Certificates:           Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                                certificates

SUMMARY OF TERMS (cont'd)

LIBOR Certificates:        The Class A-1 certificates and the Offered
                           Certificates

Expected Closing Date:     July 21, 2004

Delivery:                  DTC, Euroclear and Clearstream.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


Distribution Dates:        The 25th of each month, or if such day is not a
                           business day, on the next business day, beginning in August 2004.

Final Scheduled            The Distribution Date occurring in July 2034.
 Distribution Date:

Due Period:                With respect to any Distribution Date, the period
                           commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:         With respect to any Distribution Date, the period
                           commencing on the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the cut-off date), and ending on the 15th day of the month in which such Distribution Date occurs.

Interest Accrual Period:   With respect to any Distribution Date, the period
                           commencing on the immediately preceding Distribution
                           Date (or, for the initial Distribution Date, the closing date) and ending on the day immediately preceding the current Distribution Date.

Accrued Interest:          The price to be paid by investors for the offered
                           certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:        Actual/360.

Interest Payment Delay:    Zero days.

Cut-off Date:              July 1, 2004

Tax Status:                The Offered Certificates will be treated as "regular
                           interests" in a REMIC for federal income tax purposes.

ERISA Eligibility:         Subject to the considerations detailed in the
                           Prospectus, all Offered Certificates are expected to be ERISA eligible.

SMMEA Eligilility:         The Class A-2 and Class M-1 certificates are expected
                           to constitute "mortgage related securities" for purposes of SMMEA. The remaining offered certificates, the Class M-2, Class M-3, Class B-1,
                           Class B-2 and Class B-3 certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

SUMMARY OF TERMS (cont'd)

Mortgage Loans:            The mortgage loans to be included in the trust will
                           be primarily adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from Decision One Mortgage Company LLC or its affiliates. On the closing date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the cut-off date will be approximately
                           $382,452,601. Approximately 77.34% of the mortgage loans are adjustable-rate mortgage loans and approximately 22.66% are fixed-rate mortgage loans.
                           All of the mortgage loans are first-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date, and with the exception of 30- to 59-days delinquencies comprising 1.13% of the aggregate scheduled principal balance of the mortgage loans as of June 15, 2004, no defaults or prepayments from June 15, 2004 through the cut-off date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the cut-off date.

Group I Mortgage Loans:    Approximately $323,728,546 million of mortgage loans
                           that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group II Mortgage Loans:   Approximately $58,724,055 million of mortgage loans
                           that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Monthly Servicer Advances: The Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees) that were due during the related due period on the mortgage loans and not received by the applicable servicer determination date. Advances are required to be made only to the extent they are deemed by the servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Pricing Prepayment         Fixed Rate Mortgage Loans: CPR starting at
 Speed:                    approximately 1.533% CPR in month 1 and increasing to
                           23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                           ARM Mortgage Loans: 25% CPR.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Credit Enhancement:        The credit enhancement provided for the benefit of
                           the holders of the certificates consists solely of:
                           (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement         For any Distribution Date, the percentage obtained by
 Percentage:               dividing (x) the sum of (i) the aggregate Class
                           Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the aggregate Stated
                           Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:             The later to occur of:

                           (i)   the earlier to occur of:

                                    (a) the Distribution Date in August 2007 and
                                    (b) the Distribution Date following the
                                        Distribution Date on which the aggregate
                                        Class Certificate Balances of the Class
                                        A certificates have been reduced to
                                        zero; and

                           (ii) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 32.70%).

Trigger Event:             Either a Cumulative Loss Trigger Event or a
                           Delinquency Trigger Event.

Delinquency Trigger        With respect to any Distribution Date, means the
 Event:                    circumstances in which the quotient (expressed as a
                           percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure and mortgage loans related to REO property) and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds
                           43% of the prior period's Senior Enhancement
                           Percentage.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Cumulative Loss Trigger    With respect to any Distribution Date, the
 Event:                    circumstances in which the aggregate amount of
                           realized losses incurred since the cut-off date
                           through the last day of the related Due Period
                           divided by the aggregate Stated Principal Balance of
                           the mortgage loans as of the cut-off date exceeds the
                           applicable percentages described below with respect
                           to such Distribution Date.

                           -----------------------------------------------------------------------------------------------
                           Distribution Date Occuring In                        Loss Percentage
                           -----------------------------   ---------------------------------------------------------------
                           August 2007 through July 2008    3.00% for the First Month, plus an additional 1/12th of
                                                            1.75% for each month thereafter (e.g. 3.875% in February 2007)

                           August 2008 through July 2009    4.75% for the First Month, plus an additional 1/12th of
                                                            1.25% for each month thereafter (e.g. 5.375% in February 2008)

                           August 2009 through July 2010    6.00% for the First Month, plus an additional 1/12th of
                                                            0.35% for each month thereafter (e.g. 6.175% in February 2009

                           August 2010 and thereafter       6.35%

Credit Enhancement         -----------------------------------------------------
 Percentage:               Initial Credit Enhancement  Target Credit Enhancement
                           --------------------------  -------------------------
                           Class A: 16.35%                  Class A: 32.70%
                           Class M-1: 10.35%                Class M-1: 20.70%
                           Class M-2: 5.85%                 Class M-2: 11.70%
                           Class M-3: 4.60%                 Class M-3: 9.20%
                           Class B-1: 3.60%                 Class B-1: 7.20%
                           Class B-2: 2.60%                 Class B-2: 5.20%
                           Class B-3: 1.60%                 Class B-3: 3.20%

Optional Clean-up Call:    The servicer may, at its option, purchase the
                           mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate
                           Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal
                           Balance of the mortgage loans as of the cut-off date.

Step-up Coupons:           For all LIBOR Certificates the interest rate will
                           increase after the Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margin will be 2x the initial fixed margin and the Class M and Class B fixed margins will be 1.5x the initial margins.



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Class A-1 Pass-Through     The Class A-1 certificates will accrue interest at a
 Rate:                     per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Group I Loan Cap.

Class A-2 Pass-Through     The Class A-2 certificates will accrue interest at a
 Rate:                     per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Group II Loan Cap.

Class M-1 Pass-Through     The Class M-1 certificates will accrue interest at a
 Rate:                     per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.

Class M-2 Pass-Through     The Class M-2 certificates will accrue interest at a
 Rate:                     per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and

                           (ii)  the Pool Cap.

Class M-3 Pass-Through     The Class M-3 certificates will accrue interest at a
 Rate:                     per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

SUMMARY OF TERMS (cont'd)

Class B-1 Pass-Through     The Class B-1 certificates will accrue interest at a
 Rate:                     per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.

Class B-2 Pass-Through     The Class B-2 certificates will accrue interest at a
 Rate:                     per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.

Class B-3 Pass-Through     The Class B-3 certificates will accrue interest at a
 Rate:                     per annum rate equal to the lesser of:

                           (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                           (ii)  the Pool Cap.

Group I Loan Cap:          Product of:

                           (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                           (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Loan Cap:         Product of:

                           (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and

                           (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Pool Cap:                  Product of:

                           (i) the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount and

                           (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Group Subordinate          For any Distribution Date,
 Amount:
                           (i)   for the Group I Mortgage Loans, will be equal
                                 to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 certificates immediately prior to such Distribution Date and

                           (ii) for the Group II Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-2 certificates immediately prior to such Distribution Date.

Basis Risk Carry Forward   If on any Distribution Date  the sum of:
 Amount:
                           (x) the excess of:

                                 (i) the amount of interest that class of
                                     certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, over

                                 (ii) the amount of interest that class of
                                     certificates received on that Distribution
                                     Date based on the Group I Loan Cap, the
                                     Group II Loan Cap, or the Pool Cap, as
                                     applicable, and

                           (y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Interest Distributions     On each Distribution Date and after payments of
on the LIBOR Certificates: servicing and trustee fees and other expenses, distributions from the Interest Remittance Amount will be allocated as follows:

                           (i) the portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 certificates and second, to the Class A-2 certificates;

                           (ii) the portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 certificates and second, to the Class A-1 certificates;

                           (iii) to the Class M-1 certificates, its Accrued
                                 Certificate Interest;

                           (iv) to the Class M-2 certificates, its Accrued Certificate Interest;

                           (v) to the Class M-3 certificates, its Accrued Certificate Interest;

                           (vi) to the Class B-1 certificates, its Accrued Certificate Interest;

                           (vii) to the Class B-2 certificates, its Accrued
                                 Certificate Interest, and

                           (viii) to the Class B-3 certificates, its Accrued
                                 Certificate Interest.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

SUMMARY OF TERMS (cont'd)

Principal Distribution     On each Distribution Date (a) prior to the Stepdown
 on the LIBOR              Date or (b) on which a Trigger Event is in effect,
 Certificates:             principal distributions from the Principal
                           Distribution Amount will be allocated as follows:

                           (i) to the Class A certificates, allocated between the Class A certificates as described below, until the Class Certificate Balances thereof have been reduced to zero;

                           (ii) to the Class M-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 certificates, until the Class
                                 Certificate Balance thereof has been reduced to zero;

                           (iv) to the Class M-3 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                           (v) to the Class B-1 certificates, until the Class Certificate Balance thereof has been reduced to zero;

                           (vi) to the Class B-2 certificates, until the Class Certificate Balance thereof has been reduced to zero; and

                           (vii) to the Class B-3 certificates, until the Class
                                 Certificate Balance thereof has been reduced to zero.

                           On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                           (i) to the Class A certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A certificates as described below, until the Class Certificate Balances thereof have been reduced to zero;

                           (ii) to the Class M-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                           (iii) to the Class M-2 certificates, the lesser of
                                 the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                           (iv) to the Class M-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;

                           (v) to the Class B-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero;
--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Principal Distribution     (vi)  to the Class B-2 certificates, the lesser of
 on the LIBOR                    the remaining Principal Distribution Amount and
 Certificates (cont'd):          the Class B-2 Principal Distribution Amount,
                                 until the Class Certificate Balance thereof has been reduced to zero; and

                           (vii) to the Class B-3 certificates, the lesser of
                                 the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Class Certificate Balance thereof has been reduced to zero.

Allocation of Principal    All principal distributions to the holders of the
 Payments to Class A       Class A certificates on any Distribution Date will be
 Certificates:             allocated concurrently, between the Class A-1
                           certificates and the Class A-2 certificates on a pro rata basis based on the Class A Principal Allocation
                           Percentage for each of those classes for that Distribution Date. However, if the Class Certificate
                           Balance of either class of Class A certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the other class of Class A certificates remaining outstanding, in accordance with the principal distribution allocations described in this paragraph, until their Class Certificate Balance has been reduced to zero.
                           Any distributions of principal to the Class A-1 certificates will be made first from payments relating to the Group I Mortgage Loans, and any distributions of principal to the Class A-2 certificates will be made first from payments relating to the Group II Mortgage Loans.

Cap Provider:              Barclays Bank PLC, as Cap Provider, is a bank
                           authorized and regulated by the United Kingdom's
                           Financial Services Authority and is a member of the London Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays
                           Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by
                           Moody's.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Interest Rate Cap          The Offered Certificates will have the benefit of
 Agreements:               three interest rate cap agreements provided by the
                           Cap Provider. All obligations of the trust under the interest rate cap agreements will be paid on or prior to the Closing Date.

Class A-2 Interest Rate    The Class A-2 Certificates will have the benefit of
 Cap:                      an interest rate cap agreement (the "Class A-2 Cap
                           Agreement"), with an initial notional amount of $4,912,200 provided by the Cap Provider. In connection with the first 33 Distribution Dates, the Cap Provider will be obligated under the Class A-2
                           Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the 1-month LIBOR rate as of that Distribution
                           Date and (ii) a cap ceiling rate of 9.70%, over a specified cap strike rate (ranging from 5.35% to 9.56%), and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the schedule (see Interest Rate Cap Schedules) for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class
                           A-2 Cap Agreement will terminate following the Distribution Date in April 2007.

Class M Interest Rate      The Class M Certificates will have the benefit of an
 Cap:                      interest rate cap agreement (the "Class M Cap
                           Agreement"), with an initial notional amount of $4,493,800 provided by the Cap Provider. In connection with the first 37 Distribution Dates, the Cap Provider will be obligated under the Class M Cap
                           Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of
                           (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 8.57%, over a specified cap strike rate (ranging from 4.59% to 8.57%), and (b) the product of the Class M notional balance and the index rate multiplier set forth in the schedule (see
                           Interest Rate Cap Schedules)for that Distribution
                           Date, based on an "actual/360" basis. The Cap
                           Provider's obligations under the Class M Cap
                           Agreement will terminate following the Distribution
                           Date in August 2007.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Class B Interest Rate      The Class B Certificates will have the benefit of an
 Cap:                      interest rate cap agreement (the "Class B Cap
                           Agreement"), with an initial notional amount of $1,147,400 provided by the Cap Provider. In connection with the first 37 Distribution Dates, the Cap Provider will be obligated under the Class B Cap
                           Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of
                           (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 6.83%, over a specified cap strike rate (ranging from 2.85% to 6.83%), and (b) the product of the Class B notional balance and the index rate multiplier set forth in the schedule (see
                           Interest Rate Cap Schedules) for that Distribution
                           Date, based on an "actual/360" basis. The Cap
                           Provider's obligations under the Class B Cap
                           Agreement will terminate following the Distribution
                           Date in August 2007.

Allocation of Net Monthly  For any Distribution Date, any Net Monthly Excess
 Excess Cash Flow:         Cash Flow shall be paid as follows:

                           (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amounts;

                           (b) to the holders of the Class M-1 certificates, any Unpaid Realized Loss Amount;

                           (c) to the holders of the Class M-2 certificates, any Unpaid Interest Amounts;

                           (d) to the holders of the Class M-2 certificates, any Unpaid Realized Loss Amount;

                           (e) to the holders of the Class M-3 certificates, any Unpaid Interest Amounts;

                           (f) to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount;

                           (g) to the holders of the Class B-1 certificates, any Unpaid Interest Amounts;

                           (h) to the holders of the Class B-1 certificates, any Unpaid Realized Loss Amount;

                           (i) to the holders of the Class B-2 certificates, any Unpaid Interest Amounts;

                           (j) to the holders of the Class B-2 certificates, any Unpaid Realized Loss Amount;

                           (k) to the holders of the Class B-3 certificates, any Unpaid Interest Amounts;

                           (l) to the holders of the Class B-3 certificates, any Unpaid Realized Loss Amount;

                           (m) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that Distribution Date;

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Allocation of Net Monthly  (n)   (i) from any Class A-2 Interest Rate Cap
Cash Flow (cont'd):              Payment on deposit in the Excess Reserve Fund
                                 Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis
                                 Risk Carry Forward Amount with respect to the Class A-2 certificates for that Distribution
                                 Date, allocated to the Class A-2 Certificates,
                                 (ii) from any Class M Interest Cap Payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry
                                 Forward Amount with respect to the Class M certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class
                                 M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate
                                 Balances and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis Risk
                                 Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and
                                 (iii) from any Class B Interest Rate Cap
                                 Payment on deposit in the Excess Reserve Fund
                                 Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis
                                 Risk Carry Forward Amount with respect to the Class B certificates for that Distribution
                                 Date, allocated (a) first, among the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based upon their respective Class Certificate
                                 Balances and (b) second, any remaining amounts to the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based on any Basis Risk
                                 Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                           (o) from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates;

                           (p) to the Class X certificates, those amounts as described in the pooling and servicing agreement; and

                           (q) to the holders of the Class R certificates, any remaining amount.

Interest Remittance        With respect to any Distribution Date and the
 Amount:                   mortgage loans in a loan group, that portion of
                           available funds attributable to interest relating to mortgage loans in that mortgage loan group.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)


Accrued Certificate        For each class of LIBOR Certificates on any
 Interest:                 Distribution Date, the amount of interest accrued
                           during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through
                           Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers
                           Civil Relief Act or any similar state statute.

Principal Distribution     For each Distribution Date will equal the sum of (i)
 Amount:                   the Basic Principal Distribution Amount for that
                           Distribution Date and (ii) the Extra Principal
                           Distribution Amount for that Distribution Date.

Basic Principal            With respect to any Distribution Date, the excess of
 Distribution Amount:      (i) the aggregate Principal Remittance Amount for
                           that Distribution Date over (ii) the Excess
                           Subordinated Amount, if any, for that Distribution
                           Date.

Net Monthly Excess Cash    Amount of available funds remaining after the amount
 Flow:                     necessary to make all payments of interest and
                           principal to the LIBOR certificates.

Extra Principal            As of any Distribution Date, the lesser of (x) the
 Distribution Amount:      related Total Monthly Excess Spread for that
                           Distribution Date and (y) the related Subordination
                           Deficiency, if any, for that Distribution Date.

Total Monthly Excess       As to any Distribution Date equals the excess, if
 Spread:                   any, of (x) the interest on the mortgage loans
                           received by the servicer on or prior to the related
                           Determination Date or advanced by the servicer for the related Servicer Remittance Date, net of the servicing fee and the trustee fee, over (y) the amounts paid to the classes of certificates.

Subordinated Amount:       With respect to any Distribution Date, the excess, if
                           any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account distribution of principal to the mortgage loans for such Distribution Date) over (b) the aggregate Class Certificate Balance of the LIBOR
                           Certificates as of that date (after taking into account the distribution of the Principal Remittance
                           Amount on those certificates on that Distribution
                           Date).

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Specified Subordinated     Prior to the Stepdown Date, an amount equal to 1.60%
 Amount:                   of the aggregate Stated Principal Balance of the
                           mortgage loans as of the cut-off date. On and after the Stepdown Date, an amount equal to 3.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject to a minimum amount equal to 0.50% of the aggregate Stated
                           Principal Balance of the mortgage loans as of the cut-off date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the
                           Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated
                           Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified
                           Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR
                           Certificates has been reduced to zero, the Specified
                           Subordinated Amount will thereafter equal zero.

Excess Subordinated        With respect to any Distribution Date, the excess, if
 Amount:                   any, of (a) the Subordinated Amount on that
                           Distribution Date over (b) the Specified Subordinated
                           Amount.

Subordinatin Deficiency:   With respect to any Distribution Date, the excess, if
                           any, of (a) the Specified Subordinated Amount for that Distribution Date over (b) the Subordinated
                           Amount for that Distribution Date.

Principal Remittance       With respect to any Distribution Date, to the extent
 Amount:                   of funds available as described in the prospectus
                           supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance
                           Date; (ii) all full and partial principal prepayments on mortgage loans received during the related
                           Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans during the related Prepayment Period that are allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution Date through the business day prior to the current
                           Distribution Date; (v) the Substitution Adjustment
                           Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date;
                           and (vi) the allocable portion of the proceeds received with respect to the termination of the trust fund (to the extent they relate to principal).

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Class A Principal          For any Distribution Date is the percentage
 Allocation Percentage:    equivalent of a fraction, determined as follows:

                           (1) with respect to the Class A-1 certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                           (2) with respect to the Class A-2 certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal          For any Distribution Date is the excess of (a) the
 Distributioin Amount:     aggregate Class Certificate Balance of the Class A
                           certificates immediately prior to that Distribution
                           Date over (b) the lesser of (x) approximately 67.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $1,912,263.

Class M-1 Principal        With respect to any Distribution Date is the excess
 Distribution Amount:      of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date) and
                           (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 79.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $1,912,263.

Class M-2 Principal        With respect to any Distribution Date is the excess
 Distribution Amount:      of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date) and (c) the Class Certificate
                           Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 88.30% of the aggregate Stated
                           Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,912,263.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Class M-3 Principal        With respect to any Distribution Date is the excess
 Distribution Amount:      of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate
                           Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                           Distribution Amount on that Distribution Date) and
                           (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 90.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans for that Distribution
                           Date over $1,912,263.

Class B-1 Principal        With respect to any Distribution Date is the excess
 Distribution Amount:      of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate
                           Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                           Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date) and (e) the Class Certificate
                           Balance of the Class B-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 92.80% of the aggregate Stated
                           Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,912,263.

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


SUMMARY OF TERMS (cont'd)

Class B-2 Principal        With respect to any Distribution Date is the excess
 Distribution Amount:      of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate
                           Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                           Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate
                           Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                           Distribution Amount on that Distribution Date) and
                           (f) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution
                           Date over (ii) the lesser of (a) approximately 94.80% of the aggregate Stated Principal Balance of the mortgage loans on that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal
                           Balance of the mortgage loans on that Distribution
                           Date over $1,912,263.

Class B-3 Principal        With respect to any Distribution Date is the excess
 Distribution Amount:      of (i) the sum of (a) the aggregate Class Certificate
                           Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                           Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate
                           Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                           Distribution Amount on that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate
                           Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                           Distribution Amount on that Distribution Date), (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that Distribution Date), and (g) the Class
                           Certificate Balance of the Class B-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 96.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $1,912,263.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


Weighted Average Life Sensitivity
To CALL

PPC (%)                             50            60           75            100           125            150            175
-----------------------------------------------------------------------------------------------------------------------------------
A-2      WAL (yrs)                 5.51          4.66         3.75          2.79          2.14           1.67           1.29
         First Payment Date        8/25/2004     8/25/2004    8/25/2004     8/25/2004     8/25/2004      8/25/2004      8/25/2004
         Expected Final Maturity   12/25/2019    9/25/2017    3/25/2015     7/25/2012     10/25/2010     8/25/2009      9/25/2008
         Window                    1 - 185       1 - 158      1 - 128       1 - 96        1 - 75         1 - 61         1 - 50
-----------------------------------------------------------------------------------------------------------------------------------
M-1      WAL (yrs)                 10.29         8.72         7.03          5.32          4.51           4.27           4.17
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    9/25/2007     12/25/2007     3/25/2008      7/25/2008
         Expected Final Maturity   12/25/2019    9/25/2017    3/25/2015     7/25/2012     10/25/2010     8/25/2009      9/25/2008
         Window                    60 - 185      50 - 158     40 - 128      38 - 96       41 - 75        44 - 61        48 - 50
-----------------------------------------------------------------------------------------------------------------------------------
M-2      WAL (yrs)                 10.29         8.72         7.03          5.30          4.39           3.96           3.83
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    8/25/2007     10/25/2007     11/25/2007     1/25/2008
         Expected Final Maturity   12/25/2019    9/25/2017    3/25/2015     7/25/2012     10/25/2010     8/25/2009      9/25/2008
         Window                    60 - 185      50 - 158     40 - 128      37 - 96       39 - 75        40 - 61        42 - 50
-----------------------------------------------------------------------------------------------------------------------------------
M-3      WAL (yrs)                 10.29         8.72         7.03          5.29          4.35           3.86           3.61
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    8/25/2007     9/25/2007      10/25/2007     11/25/2007
         Expected Final Maturity   12/25/2019    9/25/2017    3/25/2015     7/25/2012     10/25/2010     8/25/2009      9/25/2008
         Window                    60 - 185      50 - 158     40 - 128      37 - 96       38 - 75        39 - 61        40 - 50
-----------------------------------------------------------------------------------------------------------------------------------
B-1      WAL (yrs)                 10.29         8.72         7.03          5.29          4.34           3.83           3.55
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    8/25/2007     9/25/2007      9/25/2007      10/25/2007
         Expected Final Maturity   12/25/2019    9/25/2017    3/25/2015     7/25/2012     10/25/2010     8/25/2009      9/25/2008
         Window                    60 - 185      50 - 158     40 - 128      37 - 96       38 - 75        38 - 61        39 - 50
-----------------------------------------------------------------------------------------------------------------------------------
B-2      WAL (yrs)                 10.29         8.72         7.03          5.29          4.33           3.79           3.50
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    8/25/2007     8/25/2007      9/25/2007      9/25/2007
         Expected Final Maturity   12/25/2019    9/25/2017    3/25/2015     7/25/2012     10/25/2010     8/25/2009      9/25/2008
         Window                    60 - 185      50 - 158     40 - 128      37 - 96       37 - 75        38 - 61        38 - 50
-----------------------------------------------------------------------------------------------------------------------------------
B-3      WAL (yrs)                 10.03         8.50         6.84          5.13          4.19           3.67           3.37
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    8/25/2007     8/25/2007      8/25/2007      9/25/2007
         Expected Final Maturity   12/25/2019    9/25/2017    3/25/2015     7/25/2012     10/25/2010     8/25/2009      9/25/2008
         Window                    60 - 185      50 - 158     40 - 128      37 - 96       37 - 75        37 - 61        38 - 50
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1


Weighted Average Life Sensitivity
To MATURITY


PPC (%)                             50            60           75            100           125            150            175
-----------------------------------------------------------------------------------------------------------------------------------
A-2      WAL (yrs)                 5.88          5.01         4.07          3.03          2.33           1.82           1.38
         First Payment Date        8/25/2004     8/25/2004    8/25/2004     8/25/2004     8/25/2004      8/25/2004      8/25/2004
         Expected Final Maturity   1/25/2032     4/25/2030    1/25/2027     1/25/2022     5/25/2018      9/25/2015      10/25/2013
         Window                    1 - 330       1 - 309      1 - 270       1 - 210       1 - 166        1 - 134        1 - 111
-----------------------------------------------------------------------------------------------------------------------------------
M-1      WAL (yrs)                 11.14         9.53         7.73          5.85          4.93           4.61           4.91
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    9/25/2007     12/25/2007     3/25/2008      7/25/2008
         Expected Final Maturity   1/25/2029     7/25/2026    1/25/2023     8/25/2018     9/25/2015      7/25/2013      1/25/2012
         Window                    60 - 294      50 - 264     40 - 222      38 - 169      41 - 134       44 - 108       48 - 90
-----------------------------------------------------------------------------------------------------------------------------------
M-2      WAL (yrs)                 11.04         9.41         7.62          5.74          4.75           4.25           4.07
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    8/25/2007     10/25/2007     11/25/2007     1/25/2008
         Expected Final Maturity   4/25/2027     8/25/2024    4/25/2021     3/25/2017     6/25/2014      8/25/2012      3/25/2011
         Window                    60 - 273      50 - 241     40 - 201      37 - 152      39 - 119       40 - 97        42 - 80
-----------------------------------------------------------------------------------------------------------------------------------
M-3      WAL (yrs)                 10.88         9.26         7.49          5.62          4.62           4.07           3.79
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    8/25/2007     9/25/2007      10/25/2007     11/25/2007
         Expected Final Maturity   8/25/2024     1/25/2022    11/25/2018    4/25/2015     1/25/2013      5/25/2011      3/25/2010
         Window                    60 - 241      50 - 210     40 - 172      37 - 129      38 - 102       39 - 82        40 - 68
-----------------------------------------------------------------------------------------------------------------------------------
B-1      WAL (yrs)                 10.74         9.13         7.37          5.54          4.54           3.99           3.69
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    8/25/2007     9/25/2007      9/25/2007      10/25/2007
         Expected Final Maturity   5/25/2023     11/25/2020   11/25/2017    7/25/2014     5/25/2012      11/25/2010     10/25/2009
         Window                    60 - 226      50 - 196     40 - 160      37 - 120      38 - 94        38 - 76        39 - 63
-----------------------------------------------------------------------------------------------------------------------------------
B-2      WAL (yrs)                 10.51         8.92         7.20          5.40          4.42           3.86           3.57
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    8/25/2007     8/25/2007      9/25/2007      9/25/2007
         Expected Final Maturity   1/25/2022     8/25/2019    10/25/2016    9/25/2013     9/25/2011      5/25/2010      5/25/2009
         Window                    60 - 210      50 - 181     40 - 147      37 - 110      37 - 86        38 - 70        38 - 58
-----------------------------------------------------------------------------------------------------------------------------------
B-3      WAL (yrs)                 10.04         8.50         6.84          5.13          4.19           3.67           3.38
         First Payment Date        7/25/2009     9/25/2008    11/25/2007    8/25/2007     8/25/2007      8/25/2007      9/25/2007
         Expected Final Maturity   3/25/2020     12/25/2017   5/25/2015     8/25/2012     11/25/2010     9/25/2009      10/25/2008
         Window                    60 - 188      50 - 161     40 - 130      37 - 97       37 - 76        37 - 62        38 - 51
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

CPR Sensitivity
To CALL

CPR (%)                                 20            25            30
--------------------------------------------------------------------------------
A-2          WAL (yrs)                3.39          2.65          2.12
             First Payment Date       8/25/2004     8/25/2004     8/25/2004
             Expected Final Maturity  4/25/2014     3/25/2012     10/25/2010
             Window                   1 - 117       1 - 92        1 - 75
--------------------------------------------------------------------------------
M-1          WAL (yrs)                6.39          5.16          4.53
             First Payment Date       8/25/2007     10/25/2007    12/25/2007
             Expected Final Maturity  4/25/2014     3/25/2012     10/25/2010
             Window                   37 - 117      39 - 92       41 - 75
--------------------------------------------------------------------------------
M-2          WAL (yrs)                6.39          5.12          4.41
             First Payment Date       8/25/2007     9/25/2007     10/25/2007
             Expected Final Maturity  4/25/2014     3/25/2012     10/25/2010
             Window                   37 - 117      38 - 92       39 - 75
--------------------------------------------------------------------------------
M-3          WAL (yrs)                6.39          5.11          4.36
             First Payment Date       8/25/2007     8/25/2007     9/25/2007
             Expected Final Maturity  4/25/2014     3/25/2012     10/25/2010
             Window                   37 - 117      37 - 92       38 - 75
--------------------------------------------------------------------------------
B-1          WAL (yrs)                6.39          5.1           4.35
             First Payment Date       8/25/2007     8/25/2007     9/25/2007
             Expected Final Maturity  4/25/2014     3/25/2012     10/25/2010
             Window                   37 - 117      37 - 92       38 - 75
--------------------------------------------------------------------------------
B-2          WAL (yrs)                6.39          5.1           4.34
             First Payment Date       8/25/2007     8/25/2007     8/25/2007
             Expected Final Maturity  4/25/2014     3/25/2012     10/25/2010
             Window                   37 - 117      37 - 92       37 - 75
--------------------------------------------------------------------------------
B-3          WAL (yrs)                6.21          4.97          4.21
             First Payment Date       8/25/2007     8/25/2007     8/25/2007
             Expected Final Maturity  4/25/2014     3/25/2012     10/25/2010
             Window                   37 - 117      37 - 92       37 - 75
--------------------------------------------------------------------------------



CPR Sensitivity
To MATURITY

CPR (%)                                    20           25            30
--------------------------------------------------------------------------------
A-2           WAL (yrs)                  3.68         2.89          2.32
              First Payment Date         8/25/2004    8/25/2004     8/25/2004
              Expected Final Maturity    8/25/2025    9/25/2021     9/25/2018
              Window                     1 - 253      1 - 206       1 - 170
--------------------------------------------------------------------------------
M-1           WAL (yrs)                  7.03         5.69          4.97
              First Payment Date         8/25/2007    10/25/2007    12/25/2007
              Expected Final Maturity    8/25/2021    4/25/2018     10/25/2015
              Window                     37 - 205     39 - 165      41 - 135
--------------------------------------------------------------------------------
M-2           WAL (yrs)                  6.94         5.58          4.78
              First Payment Date         8/25/2007    9/25/2007     10/25/2007
              Expected Final Maturity    12/25/2019   11/25/2016    8/25/2014
              Window                     37 - 185     38 - 148      39 - 121
--------------------------------------------------------------------------------
M-3           WAL (yrs)                  6.81         5.46          4.65
              First Payment Date         8/25/2007    8/25/2007     9/25/2007
              Expected Final Maturity    9/25/2017    1/25/2015     2/25/2013
              Window                     37 - 158     37 - 126      38 - 103
--------------------------------------------------------------------------------
B-1           WAL (yrs)                  6.7          5.36          4.56
              First Payment Date         8/25/2007    8/25/2007     9/25/2007
              Expected Final Maturity    10/25/2016   3/25/2014     6/25/2012
              Window                     37 - 147     37 - 116      38 - 95
--------------------------------------------------------------------------------
B-2           WAL (yrs)                  6.54         5.23          4.45
              First Payment Date         8/25/2007    8/25/2007     8/25/2007
              Expected Final Maturity    10/25/2015   6/25/2013     10/25/2011
              Window                     37 - 135     37 - 107      37 - 87
--------------------------------------------------------------------------------
B-3           WAL (yrs)                  6.21         4.97          4.21
              First Payment Date         8/25/2007    8/25/2007     8/25/2007
              Expected Final Maturity    6/25/2014    5/25/2012     12/25/2010
              Window                     37 - 119     37 - 94       37 - 77
--------------------------------------------------------------------------------


Breakeven CDR Analysis
----------------------

------------------------------------------
Assumptions:
-----------

PPC: 100%

Triggers in effect (i.e., Triggers Failing)

Forward LIBOR
Lag to Recovery: 12 Months

Loss Severity: 50%

To Maturity
------------------------------------------

--------------------------------------------------------------------------------
Class                  CDR          Cumulative Loss (1)
-----                  ---          -------------------
M-1                  12.847%              16.44%
M-2                   8.805%              12.34%
M-3                   7.767%              11.16%
B-1                   6.928%              10.16%
B-2                   6.102%               9.14%
B-3                   5.599%               8.49%

(1) As a percentage of the mortgage loan balance as of the cut-off date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1



                                                     Schedule of Available Funds
                                     and Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Distribution Date              A-2 Cap (%)      M-1 Cap (%)  M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------------------------------------      -----------  -----------   -----------   -----------   -----------    -----------
                                Actual/360      Actual/360   Actual/360    Actual/360    Actual/360    Actual/360     Actual/360
              August 2004         10.00          9.50          9.50          9.50          9.50          9.50          9.50
           September 2004         10.00          9.50          9.50          9.50          9.50          9.50          9.50
             October 2004         10.00          9.50          9.50          9.50          9.50          9.50          9.50
            November 2004         10.00          9.50          9.50          9.50          9.50          9.50          9.50
            December 2004         10.00          9.50          9.50          9.50          9.50          9.50          9.50
             January 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
            February 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
               March 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
               April 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
                 May 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
                June 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
                July 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
              August 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
           September 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
             October 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
            November 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
            December 2005         10.00          9.50          9.50          9.50          9.50          9.50          9.50
             January 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
            February 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
               March 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
               April 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
                 May 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
                June 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
                July 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
              August 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
           September 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
             October 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
            November 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
            December 2006         10.00          9.50          9.50          9.50          9.50          9.50          9.50
             January 2007         10.00          9.50          9.50          9.50          9.50          9.50          9.50
            February 2007         10.00          9.50          9.50          9.50          9.50          9.50          9.50
               March 2007         10.00          9.63          9.63          9.63          9.63          9.63          9.63
               April 2007         10.00          9.50          9.50          9.50          9.50          9.50          9.50
                 May 2007         10.20          9.65          9.65          9.65          9.65          9.65          9.65
                June 2007          9.98          9.50          9.50          9.50          9.50          9.50          9.50


1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance.
This includes any payments made from the applicable Interest Rate Cap Agreement. 2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

                                            Schedule of Available Funds and Supplemental
                                             Interest Rate Cap Rates (Cash Cap) (1)(2)


Distribution Date              A-2 Cap (%)      M-1 Cap (%)  M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------------------------------------      -----------  -----------   -----------   -----------   -----------    -----------
                                Actual/360      Actual/360   Actual/360    Actual/360    Actual/360    Actual/360     Actual/360
                July 2007         10.34          9.67          9.67          9.67          9.67          9.67          9.67
              August 2007         21.73          9.50          9.50          9.50          9.50          9.50          9.50
           September 2007         11.40          9.69          9.69          9.69          9.69          9.69          9.69
             October 2007         12.25         10.35         10.35         10.35         10.35         10.35         10.35
            November 2007         11.92         10.05         10.05         10.05         10.05         10.05         10.05
            December 2007         12.36         10.40         10.40         10.40         10.40         10.40         10.40
             January 2008         11.97         10.07         10.07         10.07         10.07         10.07         10.07
            February 2008         11.97         10.08         10.08         10.08         10.08         10.08         10.08
               March 2008         12.81         10.84         10.84         10.84         10.84         10.84         10.84
               April 2008         12.11         10.28         10.28         10.28         10.28         10.28         10.28
                 May 2008         12.54         10.63         10.63         10.63         10.63         10.63         10.63
                June 2008         12.20         10.30         10.30         10.30         10.30         10.30         10.30
                July 2008         12.61         10.64         10.64         10.64         10.64         10.64         10.64
              August 2008         12.20         10.31         10.31         10.31         10.31         10.31         10.31
           September 2008         12.22         10.37         10.37         10.37         10.37         10.37         10.37
             October 2008         12.75         10.86         10.86         10.86         10.86         10.86         10.86
            November 2008         12.37         10.51         10.51         10.51         10.51         10.51         10.51
            December 2008         12.79         10.86         10.86         10.86         10.86         10.86         10.86
             January 2009         12.38         10.51         10.51         10.51         10.51         10.51         10.51
            February 2009         12.38         10.51         10.51         10.51         10.51         10.51         10.51
               March 2009         13.70         11.63         11.63         11.63         11.63         11.63         11.63
               April 2009         12.38         10.51         10.51         10.51         10.51         10.51         10.51
                 May 2009         12.79         10.86         10.86         10.86         10.86         10.86         10.86
                June 2009         12.37         10.51         10.51         10.51         10.51         10.51         10.51
                July 2009         12.78         10.85         10.85         10.85         10.85         10.85         10.85
              August 2009         12.37         10.50         10.50         10.50         10.50         10.50         10.50
           September 2009         12.37         10.50         10.50         10.50         10.50         10.50         10.50
             October 2009         12.78         10.85         10.85         10.85         10.85         10.85         10.85
            November 2009         12.37         10.50         10.50         10.50         10.50         10.50         10.50
            December 2009         12.78         10.85         10.85         10.85         10.85         10.85         10.85
             January 2010         12.37         10.50         10.50         10.50         10.50         10.50         10.50
            February 2010         12.36         10.49         10.49         10.49         10.49         10.49         10.49
               March 2010         13.69         11.62         11.62         11.62         11.62         11.62         11.62
               April 2010         12.36         10.49         10.49         10.49         10.49         10.49         10.49
                 May 2010         12.77         10.84         10.84         10.84         10.84         10.84         10.84
                June 2010         12.36         10.49         10.49         10.49         10.49         10.49         10.49


1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance.
This includes any payments made from the applicable Interest Rate Cap Agreement. 2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

                                            Schedule of Available Funds and Supplemental
                                             Interest Rate Cap Rates (Cash Cap) (1)(2)


Distribution Date              A-2 Cap (%)      M-1 Cap (%)  M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------------------------------------      -----------  -----------   -----------   -----------   -----------    -----------
                                Actual/360      Actual/360   Actual/360    Actual/360    Actual/360    Actual/360     Actual/360
                July 2010         12.77         10.84         10.84         10.84         10.84         10.84         10.84
              August 2010         12.36         10.49         10.49         10.49         10.49         10.49         10.49
           September 2010         12.36         10.49         10.49         10.49         10.49         10.49         10.49
             October 2010         12.77         10.83         10.83         10.83         10.83         10.83         10.83
            November 2010         12.36         10.48         10.48         10.48         10.48         10.48         10.48
            December 2010         12.77         10.83         10.83         10.83         10.83         10.83         10.83
             January 2011         11.92         10.48         10.48         10.48         10.48         10.48         10.48
            February 2011         11.03         10.48         10.48         10.48         10.48         10.48         10.48
               March 2011         12.23         11.60         11.60         11.60         11.60         11.60         11.60
               April 2011         11.05         10.48         10.48         10.48         10.48         10.48         10.48
                 May 2011         11.44         10.82         10.82         10.82         10.82         10.82         10.82
                June 2011         11.08         10.47         10.47         10.47         10.47         10.47         10.47
                July 2011         11.46         10.82         10.82         10.82         10.82         10.82         10.82
              August 2011         11.10         10.47         10.47         10.47         10.47         10.47         10.47
           September 2011         11.12         10.47         10.47         10.47         10.47         10.47         10.47
             October 2011         11.50         10.82         10.82         10.82         10.82         10.82         10.82
            November 2011         11.14         10.47         10.47         10.47         10.47         10.47         10.47
            December 2011         11.53         10.82         10.82         10.82         10.82         10.82         10.82
             January 2012         11.17         10.47         10.47         10.47         10.47         10.47         10.47
            February 2012         11.19         10.47         10.47         10.47         10.47         10.47         10.47
               March 2012         11.97         11.19         11.19         11.19         11.19         11.19         11.19
               April 2012         11.22         10.46         10.46         10.46         10.46         10.46         10.46
                 May 2012         11.61         10.81         10.81         10.81         10.81         10.81         10.81
                June 2012         11.25         10.46         10.46         10.46         10.46         10.46         10.46
                July 2012         11.64         10.81         10.81         10.81         10.81         10.81         10.81
              August 2012         11.28         10.46         10.46         10.46         10.46         10.46         10.46
           September 2012         11.30         10.46         10.46         10.46         10.46         10.46         10.46
             October 2012         11.70         10.80         10.80         10.80         10.80         10.80            --
            November 2012         11.34         10.46         10.46         10.46         10.46         10.46            --
            December 2012         11.74         10.80         10.80         10.80         10.80         10.80            --
             January 2013         11.38         10.45         10.45         10.45         10.45         10.45            --
            February 2013         11.40         10.45         10.45         10.45         10.45         10.45            --
               March 2013         12.64         11.57         11.57         11.57         11.57         11.57            --
               April 2013         11.44         10.45         10.45         10.45         10.45         10.45            --
                 May 2013         11.85         10.80         10.80         10.80         10.80         10.80            --
                June 2013         11.49         10.45         10.45         10.45         10.45         10.45            --


1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

                                            Schedule of Available Funds and Supplemental
                                             Interest Rate Cap Rates (Cash Cap) (1)(2)



Distribution Date              A-2 Cap (%)      M-1 Cap (%)  M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------------------------------------      -----------  -----------   -----------   -----------   -----------    -----------
                                Actual/360      Actual/360   Actual/360    Actual/360    Actual/360    Actual/360     Actual/360
                July 2013         11.89         10.80         10.80         10.80         10.80         10.80            --
              August 2013         11.53         10.45         10.45         10.45         10.45         10.45            --
           September 2013         11.56         10.45         10.45         10.45         10.45         10.45            --
             October 2013         11.97         10.79         10.79         10.79         10.79         10.79            --
            November 2013         11.61         10.44         10.44         10.44         10.44            --            --
            December 2013         12.03         10.79         10.79         10.79         10.79            --            --
             January 2014         11.67         10.44         10.44         10.44         10.44            --            --
            February 2014         11.69         10.44         10.44         10.44         10.44            --            --
               March 2014         12.98         11.56         11.56         11.56         11.56            --            --
               April 2014         11.75         10.44         10.44         10.44         10.44            --            --
                 May 2014         12.17         10.79         10.79         10.79         10.79            --            --
                June 2014         11.81         10.44         10.44         10.44         10.44            --            --
                July 2014         12.24         10.78         10.78         10.78         10.78            --            --
              August 2014         11.88         10.43         10.43         10.43         10.43            --            --
           September 2014         11.91         10.43         10.43         10.43            --            --            --
             October 2014         12.35         10.78         10.78         10.78            --            --            --
            November 2014         11.98         10.43         10.43         10.43            --            --            --
            December 2014         12.42         10.78         10.78         10.78            --            --            --
             January 2015         12.06         10.43         10.43         10.43            --            --            --
            February 2015         12.10         10.43         10.43         10.43            --            --            --
               March 2015         13.43         11.55         11.55         11.55            --            --            --
               April 2015         12.18         10.43         10.43         10.43            --            --            --
                 May 2015         12.62         10.77         10.77         10.77            --            --            --
                June 2015         12.26         10.43         10.43         10.43            --            --            --
                July 2015         12.71         10.77         10.77            --            --            --            --
              August 2015         12.35         10.42         10.42            --            --            --            --
           September 2015         12.40         10.42         10.42            --            --            --            --
             October 2015         12.86         10.77         10.77            --            --            --            --
            November 2015         12.49         10.42         10.42            --            --            --            --
            December 2015         12.96         10.77         10.77            --            --            --            --
             January 2016         12.59         10.42         10.42            --            --            --            --
            February 2016         12.65         10.42         10.42            --            --            --            --
               March 2016         13.58         11.14         11.14            --            --            --            --
               April 2016         12.76         10.42         10.42            --            --            --            --
                 May 2016         13.24         10.77         10.77            --            --            --            --
                June 2016         12.87         10.42         10.42            --            --            --            --


1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance.
This includes any payments made from the applicable Interest Rate Cap Agreement. 2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

                                            Schedule of Available Funds and Supplemental
                                             Interest Rate Cap Rates (Cash Cap) (1)(2)


Distribution Date              A-2 Cap (%)      M-1 Cap (%)  M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------------------------------------      -----------  -----------   -----------   -----------   -----------    -----------
                                Actual/360      Actual/360   Actual/360    Actual/360    Actual/360    Actual/360     Actual/360
                July 2016         13.36         10.76         10.76            --            --            --            --
              August 2016         12.99         10.42         10.42            --            --            --            --
           September 2016         13.06         10.42         10.42            --            --            --            --
             October 2016         13.56         10.76         10.76            --            --            --            --
            November 2016         13.19         10.41         10.41            --            --            --            --
            December 2016         13.70         10.76         10.76            --            --            --            --
             January 2017         13.33         10.41         10.41            --            --            --            --
            February 2017         13.40         10.41         10.41            --            --            --            --
               March 2017         14.92         11.53         11.53            --            --            --            --
               April 2017         13.55         10.41         10.41            --            --            --            --
                 May 2017         14.08         10.76         10.76            --            --            --            --
                June 2017         13.71         10.41            --            --            --            --            --
                July 2017         14.25         10.76            --            --            --            --            --
              August 2017         13.87         10.41            --            --            --            --            --
           September 2017         13.96         10.41            --            --            --            --            --
             October 2017         14.52         10.76            --            --            --            --            --
            November 2017         14.14         10.41            --            --            --            --            --
            December 2017         14.71         10.76            --            --            --            --            --
             January 2018         14.33         10.41            --            --            --            --            --
            February 2018         14.43         10.41            --            --            --            --            --
               March 2018         16.09         11.52            --            --            --            --            --
               April 2018         14.64         10.41            --            --            --            --            --
                 May 2018         15.24         10.75            --            --            --            --            --
                June 2018         14.85         10.41            --            --            --            --            --
                July 2018         15.47         10.75            --            --            --            --            --
              August 2018         15.08         10.41            --            --            --            --            --
           September 2018         15.20         10.41            --            --            --            --            --
             October 2018         15.84         10.75            --            --            --            --            --
            November 2018         15.45         10.40            --            --            --            --            --
            December 2018         16.14            --            --            --            --            --            --
             January 2019         15.83            --            --            --            --            --            --
            February 2019         16.04            --            --            --            --            --            --
               March 2019         18.01            --            --            --            --            --            --
               April 2019         16.51            --            --            --            --            --            --
                 May 2019         17.32            --            --            --            --            --            --
                June 2019         17.03            --            --            --            --            --            --

1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

                                                     Schedule of Available Funds
                                     and Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Distribution Date              A-2 Cap (%)      M-1 Cap (%)  M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)    B-3 Cap (%)
------------------------------------------      -----------  -----------   -----------   -----------   -----------    -----------
                                Actual/360      Actual/360   Actual/360    Actual/360    Actual/360    Actual/360     Actual/360
                July 2019         17.90            --            --            --            --            --            --
              August 2019         17.62            --            --            --            --            --            --
           September 2019         17.94            --            --            --            --            --            --
             October 2019         18.90            --            --            --            --            --            --
            November 2019         18.66            --            --            --            --            --            --
            December 2019         19.68            --            --            --            --            --            --
             January 2020         19.47            --            --            --            --            --            --
            February 2020         19.93            --            --            --            --            --            --
               March 2020         21.82            --            --            --            --            --            --
               April 2020         20.94            --            --            --            --            --            --
                 May 2020         22.23            --            --            --            --            --            --
                June 2020         22.14            --            --            --            --            --            --
                July 2020         23.57            --            --            --            --            --            --
              August 2020         23.55            --            --            --            --            --            --
           September 2020         24.37            --            --            --            --            --            --
             October 2020         26.11            --            --            --            --            --            --
            November 2020         26.26            --            --            --            --            --            --
            December 2020         28.28            --            --            --            --            --            --
             January 2021         28.61            --            --            --            --            --            --
            February 2021         30.01            --            --            --            --            --            --
               March 2021         34.98            --            --            --            --            --            --
               April 2021         33.41            --            --            --            --            --            --
                 May 2021         36.70            --            --            --            --            --            --
                June 2021         37.97            --            --            --            --            --            --
                July 2021         42.24            --            --            --            --            --            --
              August 2021         44.37            --            --            --            --            --            --
           September 2021         48.62            --            --            --            --            --            --
             October 2021         55.72            --            --            --            --            --            --
            November 2021         60.75            --            --            --            --            --            --
            December 2021         72.17            --            --            --            --            --            --
             January 2022         82.55            --            --            --            --            --            --
            February 2022        101.56            --            --            --            --            --            --
               March 2022        147.35            --            --            --            --            --            --
               April 2022             *            --            --            --            --            --            --
                 May 2022            --            --            --            --            --            --            --
                June 2022            --            --            --            --            --            --            --
                July 2022            --            --            --            --            --            --            --

*On the distribution date in April 2022, the Class A-2 Certificate Balance have a balance of $5,041 and are paid $2,679 in interest.

1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance.
This includes any payments made from the applicable Interest Rate Cap Agreement 2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not excercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

                                                     Interest Rate Cap Schedules

                              Class A-2 Cap Notional Balance                               Class M Cap Notional Balance
                    --------------------------------------------------            --------------------------------------------------
Distribution Date   Balance ($)    Strike (%)  Ceiling (%)  Multiplier            Balance ($)    Strike (%)  Ceiling (%)  Multiplier
   August 2004      4,912,200      5.350        9.700       10.000              4,493,800        4.590        8.570       10.000
September 2004      4,791,464      6.080        9.700       10.000              4,493,800        5.300        8.570       10.000
  October 2004      4,671,715      6.300        9.700       10.000              4,493,800        5.510        8.570       10.000
 November 2004      4,552,906      6.090        9.700       10.000              4,493,800        5.300        8.570       10.000
 December 2004      4,434,995      6.300        9.700       10.000              4,493,800        5.510        8.570       10.000
  January 2005      4,318,032      6.090        9.700       10.000              4,493,800        5.300        8.570       10.000
 February 2005      4,201,987      6.090        9.700       10.000              4,493,800        5.300        8.570       10.000
    March 2005      4,086,838      6.780        9.700       10.000              4,493,800        5.970        8.570       10.000
    April 2005      3,972,569      6.100        9.700       10.000              4,493,800        5.300        8.570       10.000
      May 2005      3,859,174      6.320        9.700       10.000              4,493,800        5.500        8.570       10.000
     June 2005      3,746,652      6.110        9.700       10.000              4,493,800        5.300        8.570       10.000
     July 2005      3,635,047      6.330        9.700       10.000              4,493,800        5.510        8.570       10.000
   August 2005      3,524,575      6.120        9.700       10.000              4,493,800        5.300        8.570       10.000
September 2005      3,416,567      6.120        9.700       10.000              4,493,800        5.300        8.570       10.000
  October 2005      3,311,138      6.340        9.700       10.000              4,493,800        5.500        8.570       10.000
 November 2005      3,208,225      6.130        9.700       10.000              4,493,800        5.300        8.570       10.000
 December 2005      3,107,768      6.350        9.700       10.000              4,493,800        5.500        8.570       10.000
  January 2006      3,009,710      6.150        9.700       10.000              4,493,800        5.310        8.570       10.000
 February 2006      2,913,994      6.160        9.700       10.000              4,493,800        5.310        8.570       10.000
    March 2006      2,820,567      7.020        9.700       10.000              4,493,800        6.830        8.570       10.000
    April 2006      2,729,421      7.430        9.700       10.000              4,493,800        6.650        8.570       10.000
      May 2006      2,640,980      7.960        9.700       10.000              4,493,800        6.990        8.570       10.000
     June 2006      2,554,776      7.720        9.700       10.000              4,493,800        6.740        8.570       10.000
     July 2006      2,470,630      7.990        9.700       10.000              4,493,800        7.000        8.570       10.000
   August 2006      2,388,480      7.740        9.700       10.000              4,493,800        6.750        8.570       10.000
September 2006      2,308,280      7.800        9.700       10.000              4,493,800        7.000        8.570       10.000
  October 2006      2,229,994      8.460        9.700       10.000              4,493,800        7.460        8.570       10.000
 November 2006      2,153,677      8.270        9.700       10.000              4,493,800        7.220        8.570       10.000
 December 2006      2,079,199      8.740        9.700       10.000              4,493,800        7.530        8.570       10.000
  January 2007      2,006,562      8.480        9.700       10.000              4,493,800        7.270        8.570       10.000
 February 2007      1,935,657      8.500        9.700       10.000              4,493,800        7.300        8.570       10.000
    March 2007      1,866,433      9.560        9.700       10.000              4,493,800        8.570        8.570       10.000
    April 2007      1,798,868      9.390        9.700       10.000              4,493,800        8.360        8.570       10.000
      May 2007           --           --           --           --              4,493,800        8.570        8.570       10.000
      May 2007                                                                  4,493,800        8.430        8.570       10.000
     June 2007                                                                  4,493,800        8.570        8.570       10.000
     July 2007                                                                  4,493,800        8.440        8.570       10.000
   August 2007                                                                         --           --           --           --


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Barclays Capital - Asset Securitization Group              Monday, June 21, 2004
Securitized Asset Backed Receivables LLC Trust 2004-DO1

                    Interest Rate Cap Schedules (Continued)

                                    Class B Cap Notional Balance
                    ------------------------------------------------------------
Distribution Date   Balance ($)       Strike (%)      Ceiling (%)    Multiplier

   August 2004       1,147,400           2.850           6.830          10.000
September 2004       1,147,400           3.560           6.830          10.000
  October 2004       1,147,400           3.770           6.830          10.000
 November 2004       1,147,400           3.560           6.830          10.000
 December 2004       1,147,400           3.770           6.830          10.000
  January 2005       1,147,400           3.560           6.830          10.000
 February 2005       1,147,400           3.560           6.830          10.000
    March 2005       1,147,400           4.230           6.830          10.000
    April 2005       1,147,400           3.560           6.830          10.000
      May 2005       1,147,400           3.760           6.830          10.000
     June 2005       1,147,400           3.560           6.830          10.000
     July 2005       1,147,400           3.770           6.830          10.000
   August 2005       1,147,400           3.560           6.830          10.000
September 2005       1,147,400           3.560           6.830          10.000
  October 2005       1,147,400           3.760           6.830          10.000
 November 2005       1,147,400           3.560           6.830          10.000
 December 2005       1,147,400           3.760           6.830          10.000
  January 2006       1,147,400           3.570           6.830          10.000
 February 2006       1,147,400           3.570           6.830          10.000
    March 2006       1,147,400           5.090           6.830          10.000
    April 2006       1,147,400           4.910           6.830          10.000
      May 2006       1,147,400           5.250           6.830          10.000
     June 2006       1,147,400           5.000           6.830          10.000
     July 2006       1,147,400           5.260           6.830          10.000
   August 2006       1,147,400           5.010           6.830          10.000
September 2006       1,147,400           5.260           6.830          10.000
  October 2006       1,147,400           5.720           6.830          10.000
 November 2006       1,147,400           5.480           6.830          10.000
 December 2006       1,147,400           5.790           6.830          10.000
  January 2007       1,147,400           5.530           6.830          10.000
 February 2007       1,147,400           5.560           6.830          10.000
    March 2007       1,147,400           6.830           6.830          10.000
    April 2007       1,147,400           6.620           6.830          10.000
      May 2007       1,147,400           6.830           6.830          10.000
      May 2007       1,147,400           6.690           6.830          10.000
     June 2007       1,147,400           6.830           6.830          10.000
     July 2007       1,147,400           6.700           6.830          10.000
   August 2007              --              --              --              --

--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The
Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC.
The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays
Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.


BARCLAYS

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records
================================================================================


--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
As-of / Cut-off Date: 2004-07-01
Number of Mortgage Loans: 2,537
Aggregate Principal Balance ($): 382,452,601
Weighted Average Current Mortgage Rate (%): 6.959
Non-Zero Weighted Average Margin (%): 6.769
Non-Zero Weighted Average Maximum Rate (%): 13.025
Non-Zero Weighted Average Months to Roll: 24
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 354
Weighted Average Original LTV (%): 80.06
% First Liens: 100.00
% Owner Occupied: 94.12
% Purchase: 27.54
% Full Documentation: 50.47
Non-Zero Weighted Average FICO Score: 627
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Product                        Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Types                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                       4           $264,448               0.07%             7.452%               118           70.62%
Fixed - 15 Year                      26          2,812,278               0.74              6.975                177           71.85
Fixed - 20 Year                      20          2,769,939               0.72              6.927                237           78.73
Fixed - 25 Year                       2            468,486               0.12              7.945                297           89.16
Fixed - 30 Year                     533         80,290,849              20.99              6.707                357           77.97
Balloon - 15/30                       1             68,100               0.02              5.850                178           80.00
ARM - 2 Year/6 Month LIBOR        1,273        195,546,673              51.13              7.257                357           80.32
ARM - 3 Year/6 Month LIBOR          678        100,231,828              26.21              6.573                356           81.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range of                                                         Loan Pool by            Average            Average
Gross                         Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Interest                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Rates (%)                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                      28         $4,697,347               1.23%             4.728%               357           79.94%
5.000% - 5.999%                     305         55,261,413              14.45              5.705                354           78.16
6.000% - 6.999%                     978        158,258,984              41.38              6.543                354           79.82
7.000% - 7.999%                     818        115,902,174              30.30              7.509                354           81.01
8.000% - 8.999%                     331         39,526,710              10.34              8.458                355           80.44
9.000% - 9.999%                      68          7,914,874               2.07              9.427                354           81.83
10.000% - 10.999%                     8            835,666               0.22             10.244                355           84.30
11.000% - 11.999%                     1             55,432               0.01             11.750                356           74.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 11.750%
Weighted Average: 6.959%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 1 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range of                                                         Loan Pool by            Average            Average
Cut-off                       Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Date Principal                 Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Balances ($)                      Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                    28         $1,384,692               0.36%             7.451%               342           73.70%
$50,001 - $75,000                   319         20,202,525               5.28              7.552                349           79.19
$75,001 - $100,000                  465         40,735,285              10.65              7.211                353           79.37
$100,001 - $125,000                 419         46,863,689              12.25              7.160                354           80.85
$125,001 - $150,000                 367         50,144,523              13.11              6.941                355           80.44
$150,001 - $175,000                 250         40,244,796              10.52              6.967                354           80.90
$175,001 - $200,000                 165         30,864,003               8.07              6.790                356           78.47
$200,001 - $225,000                 124         26,493,586               6.93              6.824                352           81.43
$225,001 - $250,000                 112         26,632,892               6.96              6.823                356           81.41
$250,001 - $275,000                  61         15,835,444               4.14              6.790                354           79.73
$275,001 - $300,000                  58         16,559,999               4.33              6.848                357           79.77
$300,001 - $325,000                  39         12,178,042               3.18              7.050                356           82.63
$325,001 - $350,000                  21          7,138,478               1.87              6.723                357           79.95
$350,001 - $375,000                  19          6,856,244               1.79              7.009                357           76.75
$375,001 - $400,000                  30         11,679,654               3.05              6.739                351           81.38
$400,001 - $425,000                  13          5,404,803               1.41              6.298                357           78.05
$425,001 - $450,000                  16          6,989,228               1.83              6.410                357           75.78
$450,001 - $475,000                   7          3,237,101               0.85              6.635                357           76.52
$475,001 - $500,000                  15          7,370,111               1.93              6.772                356           79.25
$500,001 - $750,000                   9          5,637,505               1.47              6.565                357           77.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $45,845
Maximum: $747,736
Average: $150,750
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
Original                      Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Terms                          Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
(month)                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
120                                   4           $264,448               0.07%             7.452%               118           70.62%
180                                  27          2,880,378               0.75              6.948                177           72.04
240                                  20          2,769,939               0.72              6.927                237           78.73
300                                   2            468,486               0.12              7.945                297           89.16
360                               2,484        376,069,350              98.33              6.958                357           80.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 358
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 2 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range of                                                         Loan Pool by            Average            Average
Remaining                     Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Terms                          Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
(month)                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                              4           $264,448               0.07%             7.452%               118           70.62%
121 - 180                            27          2,880,378               0.75              6.948                177           72.04
181 - 240                            20          2,769,939               0.72              6.927                237           78.73
241 - 300                             2            468,486               0.12              7.945                297           89.16
301 - 360                         2,484        376,069,350              98.33              6.958                357           80.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 118
Maximum: 359
Weighted Average: 354
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
Range of                      Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Original                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
LTV Ratios (%)                    Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                       1            $59,906               0.02%             7.250%               358           22.64%
25.01% - 30.00%                       3            244,363               0.06              7.008                357           27.91
30.01% - 35.00%                       4            697,305               0.18              5.785                356           33.91
35.01% - 40.00%                       6            761,044               0.20              6.774                343           38.17
40.01% - 45.00%                      11          2,308,387               0.60              6.908                340           42.86
45.01% - 50.00%                      22          2,972,130               0.78              7.001                349           48.64
50.01% - 55.00%                      26          3,930,283               1.03              6.932                353           52.67
55.01% - 60.00%                      31          4,411,535               1.15              6.986                352           58.08
60.01% - 65.00%                      60          9,323,581               2.44              7.209                353           63.25
65.01% - 70.00%                     107         17,407,762               4.55              7.057                346           68.76
70.01% - 75.00%                     211         31,311,422               8.19              7.283                355           74.34
75.01% - 80.00%                   1,154        168,549,007              44.07              6.625                355           79.74
80.01% - 85.00%                     372         59,294,488              15.50              7.267                353           84.54
85.01% - 90.00%                     529         81,181,387              21.23              7.262                356           89.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 22.64%
Maximum: 90.00%
Weighted Average: 80.06%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 3 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range                                                            Loan Pool by            Average            Average
of                            Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Gross                          Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Margins (%)                       Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    586        $86,674,101              22.66%             6.731%               346           77.83%
4.001% - 4.500%                      15          2,804,257               0.73              4.598                357           79.93
4.501% - 5.000%                      47          7,670,071               2.01              5.102                357           79.52
5.001% - 5.500%                      86         13,810,723               3.61              5.559                357           80.11
5.501% - 6.000%                     233         38,614,366              10.10              6.073                357           79.87
6.001% - 6.500%                     386         63,512,184              16.61              6.535                357           80.45
6.501% - 7.000%                     363         57,508,611              15.04              7.010                357           81.64
7.001% - 7.500%                     318         46,715,377              12.21              7.536                357           80.55
7.501% - 8.000%                     255         35,437,230               9.27              7.979                357           81.43
8.001% - 8.500%                     137         16,965,339               4.44              8.513                356           79.35
8.501% - 9.000%                      75          8,198,907               2.14              8.954                356           81.38
9.001% - 9.500%                      24          2,795,656               0.73              9.454                356           81.73
9.501% - 10.000%                     11          1,691,018               0.44              9.949                355           86.92
10.001% - 10.500%                     1             54,762               0.01             10.340                354           90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.250%
Maximum: 10.190%
Non-Zero Weighted Average: 6.769%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Range                                                           % of Mortgage           Weighted           Weighted
of                                                               Loan Pool by            Average            Average
Minimum                       Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Mortgage                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Rates (%)                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    586        $86,674,101              22.66%             6.731%               346           77.83%
4.001% - 4.500%                       7          1,150,586               0.30              4.500                356           79.84
4.501% - 5.000%                      25          4,069,558               1.06              4.827                357           79.97
5.001% - 5.500%                      64         11,075,973               2.90              5.304                357           79.31
5.501% - 6.000%                     138         23,189,419               6.06              5.891                357           79.57
6.001% - 6.500%                     335         54,904,628              14.36              6.303                357           80.41
6.501% - 7.000%                     422         68,329,786              17.87              6.793                356           81.04
7.001% - 7.500%                     303         47,205,131              12.34              7.292                357           80.68
7.501% - 8.000%                     331         46,007,035              12.03              7.796                356           81.44
8.001% - 8.500%                     152         19,332,687               5.05              8.278                356           81.24
8.501% - 9.000%                     116         13,547,950               3.54              8.755                356           79.51
9.001% - 9.500%                      39          4,358,413               1.14              9.250                356           80.24
9.501% - 10.000%                     17          2,450,580               0.64              9.819                356           87.13
10.001% - 10.500%                     2            156,754               0.04             10.438                355           76.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.500%
Maximum: 10.490%
Non-Zero Weighted Average: 7.021%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 4 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Range                                                           % of Mortgage           Weighted           Weighted
of                                                               Loan Pool by            Average            Average
Maximum                       Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Mortgage                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Rates(%)                          Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    586        $86,674,101              22.66%             6.731%               346           77.83%
10.001% - 10.500%                     7          1,150,586               0.30              4.500                356           79.84
10.501% - 11.000%                    25          4,069,558               1.06              4.827                357           79.97
11.001% - 11.500%                    64         11,075,973               2.90              5.304                357           79.31
11.501% - 12.000%                   137         22,875,259               5.98              5.833                357           79.43
12.001% - 12.500%                   335         54,904,628              14.36              6.303                357           80.41
12.501% - 13.000%                   421         68,246,073              17.84              6.793                356           81.04
13.001% - 13.500%                   304         47,288,844              12.36              7.292                357           80.68
13.501% - 14.000%                   331         46,007,035              12.03              7.796                356           81.44
14.001% - 14.500%                   152         19,332,687               5.05              8.278                356           81.24
14.501% - 15.000%                   116         13,547,950               3.54              8.755                356           79.51
15.001% - 15.500%                    39          4,358,413               1.14              9.250                356           80.24
15.501% - 16.000%                    17          2,450,580               0.64              9.819                356           87.13
16.001% - 16.500%                     3            470,915               0.12             10.206                354           85.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.500%
Maximum: 16.490%
Non-Zero Weighted Average: 13.025%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
                               Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Initial Cap (%)                   Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    586        $86,674,101              22.66%             6.731%               346           77.83%
3.000%                            1,951        295,778,501              77.34              7.025                357           80.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Periodic                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Cap (%)                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    586        $86,674,101              22.66%             6.731%               346           77.83%
1.000%                            1,951        295,778,501              77.34              7.025                357           80.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.000%
Non-Zero Weighted Average: 1.000%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 5 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Next                                                             Loan Pool by            Average            Average
Rate                          Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Adjustment                     Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Date                              Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    586        $86,674,101              22.66%             6.731%               346           77.83%
December 2004                        59          8,557,096               2.24              6.994                355           80.97
October 2005                          1             67,218               0.02              9.940                351           75.00
November 2005                         2            213,355               0.06              6.922                353           77.03
December 2005                         8          1,140,666               0.30              8.695                354           88.26
January 2006                         83         10,403,827               2.72              7.597                355           81.37
February 2006                       323         49,867,842              13.04              7.388                356           80.80
March 2006                          399         60,472,903              15.81              7.353                357           80.09
April 2006                          365         58,809,416              15.38              7.086                357           79.64
May 2006                             56          9,440,130               2.47              6.450                358           80.98
December 2006                         6          1,219,194               0.32              7.140                354           83.92
January 2007                         47          5,250,418               1.37              6.597                355           81.88
February 2007                       178         25,918,124               6.78              6.541                356           81.31
March 2007                          178         29,211,894               7.64              6.640                357           81.05
April 2007                          191         26,354,318               6.89              6.685                357           82.22
May 2007                             55          8,852,103               2.31              6.021                358           80.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-06-24
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Geographical                   Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Distribution                      Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
California                          255        $56,024,167              14.65%             6.534%               356           78.59%
Florida                             227         30,889,622               8.08              7.038                356           80.47
Maryland                             94         19,117,642               5.00              7.072                356           79.44
New Jersey                           82         18,267,555               4.78              7.162                351           78.87
Illinois                            116         18,061,468               4.72              7.003                355           79.96
Ohio                                134         16,233,809               4.24              6.884                353           81.59
Pennsylvania                        127         16,178,354               4.23              7.322                348           80.60
Virginia                             97         15,489,178               4.05              7.038                357           80.85
Arizona                             109         15,070,853               3.94              6.687                355           80.69
Georgia                              93         13,502,409               3.53              7.240                355           81.02
North Carolina                      111         12,939,206               3.38              7.127                357           81.79
Other                             1,092        150,678,339              39.40              7.005                354           80.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 47
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 6 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
                               Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Occupancy                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                           2,332       $359,955,981              94.12%             6.938%               354           79.93%
Investment                          187         19,521,636               5.10              7.351                355           82.72
Second Home                          18          2,974,984               0.78              6.949                352           77.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Property                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Types                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           2,191       $328,356,205              85.86%             6.972%               354           80.15%
2-4 Family                          138         25,374,697               6.63              6.931                353           77.88
Condo                               122         15,807,081               4.13              6.862                357           80.39
Planned Unit Development             53          8,721,128               2.28              6.636                351           81.88
Townhouse                            27          3,153,078               0.82              7.162                357           82.28
Manufactured Housing                  6          1,040,412               0.27              6.925                356           75.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Loan                           Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Purpose                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               1,364       $216,460,660              56.60%             7.124%               353           78.97%
Purchase                            760        105,309,103              27.54              6.801                356           82.00
Refinance - Rate Term               413         60,682,838              15.87              6.645                354           80.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Documentation                  Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Level                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                1,432       $193,008,092              50.47%             6.821%               354           79.97%
Stated Documentation              1,073        181,536,021              47.47              7.124                354           80.15
12 mos. Bk Stmts                     32          7,908,488               2.07              6.524                357           79.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 7 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Original                                                         Loan Pool by            Average            Average
Prepayment                    Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Penalty                        Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Term (months)                     Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                   424        $63,979,463              16.73%             7.208%               354           80.58%
12                                  115         23,305,941               6.09              6.801                356           78.90
24                                1,014        153,590,262              40.16              7.200                356           80.37
36                                  984        141,576,935              37.02              6.611                351           79.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 28
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Lien                           Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Position                          Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
FICO                           Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Score                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                             7           $818,302               0.21%             7.974%               356           75.22%
521 - 540                           136         18,637,166               4.87              8.043                357           71.51
541 - 560                           214         30,536,446               7.98              7.807                355           76.75
561 - 580                           249         36,365,462               9.51              7.630                354           79.99
581 - 600                           246         35,113,369               9.18              7.468                355           81.08
601 - 620                           323         46,197,442              12.08              7.231                354           82.24
621 - 640                           367         55,085,861              14.40              6.727                355           81.03
641 - 660                           404         65,378,850              17.09              6.519                354           80.80
661 - 680                           253         40,213,243              10.51              6.367                353           80.86
681 - 700                           123         19,427,708               5.08              6.323                352           79.32
701 - 720                            87         13,659,416               3.57              6.193                353           80.79
721 - 740                            57          9,136,964               2.39              6.120                354           77.67
741 - 760                            43          7,714,938               2.02              6.436                357           81.96
761 - 780                            17          2,597,363               0.68              6.522                352           83.04
781 - 800                            10          1,331,536               0.35              6.395                357           79.46
801 >=                                1            238,536               0.06              6.490                356           80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,537       $382,452,601             100.00%             6.959%               354           80.06%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 503
Maximum: 806
Non-Zero Weighted Average: 627
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 8 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group I
================================================================================

Summary Statistics
As-of / Cut-off Date: 2004-07-01
Number of Mortgage Loans: 2,338
Aggregate Principal Balance ($): 323,728,546
Weighted Average Current Mortgage Rate (%): 6.953
Non-Zero Weighted Average Margin (%): 6.761
Non-Zero Weighted Average Maximum Rate (%): 13.014
Non-Zero Weighted Average Months to Roll: 23
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Original LTV (%): 80.29
% First Liens: 100.00
% Owner Occupied: 93.46
% Purchase: 28.34
% Full Documentation: 51.86
Non-Zero Weighted Average FICO Score: 627


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Product                        Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Types                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                       4           $264,448               0.08%             7.452%               118           70.62%
Fixed - 15 Year                      24          2,674,668               0.83              6.863                177           72.24
Fixed - 20 Year                      19          2,393,541               0.74              7.042                237           77.91
Fixed - 30 Year                     495         68,183,173              21.06              6.730                357           78.38
Balloon - 15/30                       1             68,100               0.02              5.850                178           80.00
ARM - 2 Year/6 Month LIBOR        1,156        164,586,827              50.84              7.246                357           80.65
ARM - 3 Year/6 Month LIBOR          639         85,557,789              26.43              6.568                356           81.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range of                                                         Loan Pool by            Average            Average
Gross                         Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Interest                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Rates (%)                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                      27         $4,350,232               1.34%             4.730%               357           79.93%
5.000% - 5.999%                     278         43,482,573              13.43              5.685                354           78.80
6.000% - 6.999%                     919        133,562,872              41.26              6.548                354           79.88
7.000% - 7.999%                     779        103,189,453              31.88              7.507                354           81.31
8.000% - 8.999%                     297         35,041,608              10.82              8.454                355           80.67
9.000% - 9.999%                      38          4,101,808               1.27              9.190                356           80.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 9.450%
Weighted Average: 6.953%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 1 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range of                                                         Loan Pool by            Average            Average
Cut-off                       Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Date Principal                 Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Balances ($)                      Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                    26         $1,284,849               0.40%             7.250%               341           73.20%
$50,001 - $75,000                   295         18,720,626               5.78              7.424                350           79.31
$75,001 - $100,000                  447         39,213,616              12.11              7.145                353           79.43
$100,001 - $125,000                 409         45,751,137              14.13              7.122                354           80.87
$125,001 - $150,000                 358         48,941,235              15.12              6.895                355           80.43
$150,001 - $175,000                 242         38,940,721              12.03              6.911                354           80.93
$175,001 - $200,000                 161         30,094,290               9.30              6.753                356           78.56
$200,001 - $225,000                 122         26,059,881               8.05              6.797                352           81.41
$225,001 - $250,000                 110         26,164,755               8.08              6.804                356           81.44
$250,001 - $275,000                  59         15,320,672               4.73              6.734                354           79.55
$275,001 - $300,000                  56         15,966,880               4.93              6.788                357           79.48
$300,001 - $325,000                  38         11,863,881               3.66              6.969                356           82.43
$325,001 - $350,000                   7          2,339,233               0.72              7.248                357           82.77
$350,001 - $375,000                   4          1,440,681               0.45              7.005                357           73.92
$375,001 - $400,000                   2            784,256               0.24              6.564                356           79.56
$400,001 - $425,000                   2            841,834               0.26              6.309                356           77.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $45,845
Maximum: $423,753
Average: $138,464
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
Original                      Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Terms                          Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
(month)                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
120                                   4           $264,448               0.08%             7.452%               118           70.62%
180                                  25          2,742,768               0.85              6.837                177           72.44
240                                  19          2,393,541               0.74              7.042                237           77.91
360                               2,290        318,327,789              98.33              6.953                357           80.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 357
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 2 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range of                                                         Loan Pool by            Average            Average
Remaining                     Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Terms                          Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
(month)                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                              4           $264,448               0.08%             7.452%               118           70.62%
121 - 180                            25          2,742,768               0.85              6.837                177           72.44
181 - 240                            19          2,393,541               0.74              7.042                237           77.91
301 - 360                         2,290        318,327,789              98.33              6.953                357           80.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 118
Maximum: 359
Weighted Average: 354
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
Range of                      Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Original                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
LTV Ratios (%)                    Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                       1            $59,906               0.02%             7.250%               358           22.64%
25.01% - 30.00%                       3            244,363               0.08              7.008                357           27.91
30.01% - 35.00%                       3            249,289               0.08              6.297                357           32.54
35.01% - 40.00%                       6            761,044               0.24              6.774                343           38.17
40.01% - 45.00%                       8          1,213,823               0.37              6.796                334           42.05
45.01% - 50.00%                      20          2,223,945               0.69              7.011                346           48.84
50.01% - 55.00%                      24          3,217,869               0.99              7.166                353           52.81
55.01% - 60.00%                      28          3,772,102               1.17              7.037                352           57.84
60.01% - 65.00%                      54          7,388,682               2.28              7.225                353           63.08
65.01% - 70.00%                      97         14,817,938               4.58              6.983                344           68.82
70.01% - 75.00%                     186         25,257,775               7.80              7.311                355           74.34
75.01% - 80.00%                   1,078        145,989,390              45.10              6.621                355           79.80
80.01% - 85.00%                     337         48,626,634              15.02              7.318                353           84.54
85.01% - 90.00%                     493         69,905,785              21.59              7.220                356           89.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 22.64%
Maximum: 90.00%
Weighted Average: 80.29%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 3 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range                                                            Loan Pool by            Average            Average
of                            Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Gross                          Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Margins (%)                       Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    543        $73,583,930              22.73%             6.746%               346           78.11%
4.001% - 4.500%                      14          2,457,142               0.76              4.584                357           79.92
4.501% - 5.000%                      45          6,908,235               2.13              5.088                357           79.47
5.001% - 5.500%                      82         12,185,269               3.76              5.559                356           80.18
5.501% - 6.000%                     216         30,762,255               9.50              6.087                357           80.34
6.001% - 6.500%                     360         52,435,509              16.20              6.539                357           80.90
6.501% - 7.000%                     342         49,755,738              15.37              7.014                357           81.46
7.001% - 7.500%                     300         41,505,869              12.82              7.528                357           81.34
7.501% - 8.000%                     235         30,457,140               9.41              7.981                357           81.56
8.001% - 8.500%                     123         15,150,008               4.68              8.512                356           79.05
8.501% - 9.000%                      68          7,465,461               2.31              8.957                356           81.68
9.001% - 9.500%                      10          1,061,990               0.33              9.377                356           82.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.250%
Maximum: 9.200%
Non-Zero Weighted Average: 6.761%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Range                                                           % of Mortgage           Weighted           Weighted
of                                                               Loan Pool by            Average            Average
Minimum                       Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Mortgage                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Rates (%)                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    543        $73,583,930              22.73%             6.746%               346           78.11%
4.001% - 4.500%                       7          1,150,586               0.36              4.500                356           79.84
4.501% - 5.000%                      24          3,722,443               1.15              4.839                357           79.97
5.001% - 5.500%                      60          9,546,325               2.95              5.303                356           79.19
5.501% - 6.000%                     125         17,219,316               5.32              5.810                356           80.07
6.001% - 6.500%                     314         46,058,977              14.23              6.301                357           80.97
6.501% - 7.000%                     396         57,980,471              17.91              6.797                356           80.97
7.001% - 7.500%                     282         40,325,160              12.46              7.294                357           81.45
7.501% - 8.000%                     317         41,547,516              12.83              7.791                356           81.45
8.001% - 8.500%                     133         17,135,612               5.29              8.273                357           81.37
8.501% - 9.000%                     106         12,108,848               3.74              8.752                356           79.41
9.001% - 9.500%                      31          3,349,362               1.03              9.214                356           81.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.500%
Maximum: 9.450%
Non-Zero Weighted Average: 7.014%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 4 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Range                                                           % of Mortgage           Weighted           Weighted
of                                                               Loan Pool by            Average            Average
Maximum                       Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Mortgage                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Rates (%)                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    543        $73,583,930              22.73%             6.746%               346           78.11%
10.001% - 10.500%                     7          1,150,586               0.36              4.500                356           79.84
10.501% - 11.000%                    24          3,722,443               1.15              4.839                357           79.97
11.001% - 11.500%                    60          9,546,325               2.95              5.303                356           79.19
11.501% - 12.000%                   125         17,219,316               5.32              5.810                356           80.07
12.001% - 12.500%                   314         46,058,977              14.23              6.301                357           80.97
12.501% - 13.000%                   395         57,896,758              17.88              6.797                356           80.97
13.001% - 13.500%                   283         40,408,873              12.48              7.293                357           81.45
13.501% - 14.000%                   317         41,547,516              12.83              7.791                356           81.45
14.001% - 14.500%                   133         17,135,612               5.29              8.273                357           81.37
14.501% - 15.000%                   106         12,108,848               3.74              8.752                356           79.41
15.001% - 15.500%                    31          3,349,362               1.03              9.214                356           81.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.500%
Maximum: 15.450%
Non-Zero Weighted Average: 13.014%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
                               Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Initial Cap (%)                   Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    543        $73,583,930              22.73%             6.746%               346           78.11%
3.000%                            1,795        250,144,616              77.27              7.014                357           80.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Periodic                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Cap (%)                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    543        $73,583,930              22.73%             6.746%               346           78.11%
1.000%                            1,795        250,144,616              77.27              7.014                357           80.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.000%
Non-Zero Weighted Average: 1.000%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 5 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Next                                                             Loan Pool by            Average            Average
Rate                          Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Adjustment                     Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Date                              Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    543        $73,583,930              22.73%             6.746%               346           78.11%
December 2004                        58          8,106,555               2.50              7.047                355           81.03
November 2005                         1            126,680               0.04              6.500                353           75.00
December 2005                         5            525,092               0.16              7.273                354           86.21
January 2006                         72          8,877,075               2.74              7.483                355           81.49
February 2006                       287         40,716,251              12.58              7.322                356           81.26
March 2006                          370         53,081,894              16.40              7.365                357           79.98
April 2006                          336         49,376,171              15.25              7.095                357           80.45
May 2006                             49          6,752,346               2.09              6.633                358           81.47
December 2006                         4            596,877               0.18              7.388                354           85.91
January 2007                         46          5,039,649               1.56              6.476                355           81.54
February 2007                       171         23,589,951               7.29              6.520                355           81.42
March 2007                          163         23,295,589               7.20              6.655                357           80.86
April 2007                          180         22,072,980               6.82              6.727                358           82.53
May 2007                             53          7,987,505               2.47              5.987                358           80.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-06-23
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Geographical                   Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Distribution                      Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
California                          218        $41,344,864              12.77%             6.626%               355           78.89%
Florida                             215         27,468,028               8.48              7.019                356           81.07
Illinois                            107         15,925,079               4.92              7.029                355           81.53
Maryland                             83         14,924,155               4.61              6.987                356           78.80
Pennsylvania                        119         14,521,118               4.49              7.291                348           80.21
New Jersey                           72         14,495,949               4.48              7.224                353           78.62
Ohio                                129         14,348,079               4.43              6.899                353           82.25
Arizona                             107         14,243,398               4.40              6.688                354           80.73
Virginia                             85         12,174,108               3.76              6.966                357           80.30
North Carolina                      103         11,683,191               3.61              7.017                357           82.86
Georgia                              89         11,456,406               3.54              7.247                354           80.70
Other                             1,011        131,144,172              40.51              6.965                354           80.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 47
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 6 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
                               Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Occupancy                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                           2,140       $302,546,985              93.46%             6.929%               354           80.12%
Investment                          182         19,171,732               5.92              7.304                355           82.91
Second Home                          16          2,009,828               0.62              7.200                349           80.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Property                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Types                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           2,011       $274,098,499              84.67%             6.967%               354           80.41%
2-4 Family                          131         24,069,622               7.44              6.939                353           77.98
Condo                               116         14,052,151               4.34              6.849                357           80.50
Planned Unit Development             49          7,933,711               2.45              6.601                351           82.67
Townhouse                            26          3,030,936               0.94              7.136                357           82.38
Manufactured Housing                  5            543,628               0.17              7.313                357           71.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Loan                           Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Purpose                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               1,234       $177,801,419              54.92%             7.168%               353           79.30%
Purchase                            712         91,753,660              28.34              6.734                356           81.97
Refinance - Rate Term               392         54,173,467              16.73              6.620                353           80.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Documentation                  Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Level                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                1,339       $167,884,614              51.86%             6.821%               354           80.15%
Stated Documentation                974        151,330,973              46.75              7.108                354           80.42
12 mos. Bk Stmts                     25          4,512,959               1.39              6.694                357           81.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 7 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group I
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Original                                                         Loan Pool by            Average            Average
Prepayment                    Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Penalty                        Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Term (months)                     Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                   384        $53,046,416              16.39%             7.126%               355           80.29%
12                                   99         16,744,751               5.17              6.813                355           81.29
24                                  932        132,265,307              40.86              7.217                356           80.65
36                                  923        121,672,073              37.58              6.610                351           79.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Lien                           Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Position                          Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
FICO                           Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Score                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                             1            $99,148               0.03%             6.650%               356           64.19%
521 - 540                            88         12,074,760               3.73              7.912                357           70.06
541 - 560                           202         27,227,307               8.41              7.831                355           76.86
561 - 580                           231         31,850,612               9.84              7.623                354           80.34
581 - 600                           234         31,717,077               9.80              7.417                354           80.84
601 - 620                           301         39,421,487              12.18              7.166                355           82.10
621 - 640                           345         46,577,445              14.39              6.735                355           81.56
641 - 660                           382         56,168,192              17.35              6.535                353           80.85
661 - 680                           239         34,342,569              10.61              6.394                352           81.05
681 - 700                           117         17,010,775               5.25              6.386                354           79.50
701 - 720                            81         11,171,372               3.45              6.252                353           81.13
721 - 740                            53          7,268,315               2.25              6.211                353           79.73
741 - 760                            38          5,534,177               1.71              6.505                356           82.35
761 - 780                            16          2,128,477               0.66              6.386                351           83.71
781 - 800                             9            898,298               0.28              6.609                358           81.29
801 >=                                1            238,536               0.07              6.490                356           80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,338       $323,728,546             100.00%             6.953%               354           80.29%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 515
Maximum: 806
Non-Zero Weighted Average: 627
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 8 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group II
================================================================================


Summary Statistics
As-of / Cut-off Date: 2004-07-01
Number of Mortgage Loans: 199
Aggregate Principal Balance ($): 58,724,055
Weighted Average Current Mortgage Rate (%): 6.989
Non-Zero Weighted Average Margin (%): 6.813
Non-Zero Weighted Average Maximum Rate (%): 13.087
Non-Zero Weighted Average Months to Roll: 24
Weighted Average Stated Original Term (months): 358
Weighted Average Stated Remaining Term (months): 355
Weighted Average Original LTV (%): 78.77
% First Liens: 100.00
% Owner Occupied: 97.76
% Purchase: 23.08
% Full Documentation: 42.78
Non-Zero Weighted Average FICO Score: 627


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Product                        Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Types                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                       2           $137,610               0.23%             9.156%               177           64.17%
Fixed - 20 Year                       1            376,398               0.64              6.200                238           84.00
Fixed - 25 Year                       2            468,486               0.80              7.945                297           89.16
Fixed - 30 Year                      38         12,107,677              20.62              6.583                357           75.66
ARM - 2 Year/6 Month LIBOR          117         30,959,846              52.72              7.317                356           78.61
ARM - 3 Year/6 Month LIBOR           39         14,674,038              24.99              6.601                356           81.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range of                                                         Loan Pool by            Average            Average
Gross                         Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Interest                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Rates (%)                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                       1           $347,115               0.59%             4.700%               358           80.00%
5.000% - 5.999%                      27         11,778,840              20.06              5.780                357           75.76
6.000% - 6.999%                      59         24,696,113              42.05              6.517                355           79.52
7.000% - 7.999%                      39         12,712,721              21.65              7.519                355           78.57
8.000% - 8.999%                      34          4,485,102               7.64              8.483                353           78.58
9.000% - 9.999%                      30          3,813,066               6.49              9.683                352           82.84
10.000% - 10.999%                     8            835,666               1.42             10.244                355           84.30
11.000% - 11.999%                     1             55,432               0.09             11.750                356           74.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.700%
Maximum: 11.750%
Weighted Average: 6.989%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 1 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range of                                                         Loan Pool by            Average            Average
Cut-off                       Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Date Principal                 Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Balances ($)                      Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                     2            $99,843               0.17%            10.045%               357           80.13%
$50,001 - $75,000                    24          1,481,899               2.52              9.168                336           77.62
$75,001 - $100,000                   18          1,521,669               2.59              8.910                356           77.72
$100,001 - $125,000                  10          1,112,552               1.89              8.726                356           80.09
$125,001 - $150,000                   9          1,203,288               2.05              8.823                356           80.46
$150,001 - $175,000                   8          1,304,076               2.22              8.627                356           80.18
$175,001 - $200,000                   4            769,713               1.31              8.222                356           74.76
$200,001 - $225,000                   2            433,705               0.74              8.416                356           82.29
$225,001 - $250,000                   2            468,136               0.80              7.863                356           79.89
$250,001 - $275,000                   2            514,772               0.88              8.466                356           84.88
$275,001 - $300,000                   2            593,120               1.01              8.470                358           87.50
$300,001 - $325,000                   1            314,161               0.53             10.090                354           90.00
$325,001 - $350,000                  14          4,799,245               8.17              6.468                356           78.58
$350,001 - $375,000                  15          5,415,563               9.22              7.009                356           77.51
$375,001 - $400,000                  28         10,895,398              18.55              6.752                350           81.51
$400,001 - $425,000                  11          4,562,969               7.77              6.296                357           78.08
$425,001 - $450,000                  16          6,989,228              11.90              6.410                357           75.78
$450,001 - $475,000                   7          3,237,101               5.51              6.635                357           76.52
$475,001 - $500,000                  15          7,370,111              12.55              6.772                356           79.25
$500,001 - $750,000                   9          5,637,505               9.60              6.565                357           77.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $49,886
Maximum: $747,736
Average: $295,096
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
Original                      Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Terms                          Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
(month)                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
180                                   2           $137,610               0.23%             9.156%               177           64.17%
240                                   1            376,398               0.64              6.200                238           84.00
300                                   2            468,486               0.80              7.945                297           89.16
360                                 194         57,741,561              98.33              6.981                357           78.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 358
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 2 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range of                                                         Loan Pool by            Average            Average
Remaining                     Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Terms                          Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
(month)                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                             2           $137,610               0.23%             9.156%               177           64.17%
181 - 240                             1            376,398               0.64              6.200                238           84.00
241 - 300                             2            468,486               0.80              7.945                297           89.16
301 - 360                           194         57,741,561              98.33              6.981                357           78.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 177
Maximum: 358
Weighted Average: 355

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
Range of                      Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Original                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
LTV Ratios (%)                    Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
30.01% - 35.00%                       1           $448,016               0.76%             5.500%               356           34.67%
40.01% - 45.00%                       3          1,094,565               1.86              7.032                345           43.75
45.01% - 50.00%                       2            748,185               1.27              6.972                355           48.03
50.01% - 55.00%                       2            712,414               1.21              5.872                356           52.06
55.01% - 60.00%                       3            639,432               1.09              6.684                356           59.51
60.01% - 65.00%                       6          1,934,899               3.29              7.147                356           63.91
65.01% - 70.00%                      10          2,589,824               4.41              7.478                356           68.43
70.01% - 75.00%                      25          6,053,647              10.31              7.167                357           74.30
75.01% - 80.00%                      76         22,559,617              38.42              6.651                356           79.33
80.01% - 85.00%                      35         10,667,854              18.17              7.039                351           84.56
85.01% - 90.00%                      36         11,275,602              19.20              7.527                354           89.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 34.67%
Maximum: 90.00%
Weighted Average: 78.77%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 3 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Range                                                            Loan Pool by            Average            Average
of                            Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Gross                          Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Margins (%)                       Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     43        $13,090,171              22.29%             6.648%               349           76.26%
4.001% - 4.500%                       1            347,115               0.59              4.700                358           80.00
4.501% - 5.000%                       2            761,836               1.30              5.222                358           80.00
5.001% - 5.500%                       4          1,625,455               2.77              5.552                357           79.58
5.501% - 6.000%                      17          7,852,111              13.37              6.017                357           78.04
6.001% - 6.500%                      26         11,076,675              18.86              6.519                356           78.33
6.501% - 7.000%                      21          7,752,873              13.20              6.988                357           82.77
7.001% - 7.500%                      18          5,209,508               8.87              7.604                356           74.30
7.501% - 8.000%                      20          4,980,089               8.48              7.965                356           80.62
8.001% - 8.500%                      14          1,815,331               3.09              8.513                356           81.83
8.501% - 9.000%                       7            733,446               1.25              8.921                356           78.29
9.001% - 9.500%                      14          1,733,666               2.95              9.501                356           81.18
9.501% - 10.000%                     11          1,691,018               2.88              9.949                355           86.92
10.001% - 10.500%                     1             54,762               0.09             10.340                354           90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.450%
Maximum: 10.190%
Non-Zero Weighted Average: 6.813%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Range                                                           % of Mortgage           Weighted           Weighted
of                                                               Loan Pool by            Average            Average
Minimum                       Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Mortgage                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Rates (%)                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     43        $13,090,171              22.29%             6.648%               349           76.26%
4.501% - 5.000%                       1            347,115               0.59              4.700                358           80.00
5.001% - 5.500%                       4          1,529,648               2.60              5.309                357           80.00
5.501% - 6.000%                      13          5,970,103              10.17              6.125                357           78.14
6.001% - 6.500%                      21          8,845,650              15.06              6.316                356           77.54
6.501% - 7.000%                      26         10,349,315              17.62              6.771                356           81.40
7.001% - 7.500%                      21          6,879,971              11.72              7.282                357           76.15
7.501% - 8.000%                      14          4,459,519               7.59              7.842                356           81.35
8.001% - 8.500%                      19          2,197,075               3.74              8.317                356           80.23
8.501% - 9.000%                      10          1,439,102               2.45              8.779                356           80.34
9.001% - 9.500%                       8          1,009,052               1.72              9.371                356           77.57
9.501% - 10.000%                     17          2,450,580               4.17              9.819                356           87.13
10.001% - 10.500%                     2            156,754               0.27             10.438                355           76.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.700%
Maximum: 10.490%
Non-Zero Weighted Average: 7.059%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 4 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Range                                                           % of Mortgage           Weighted           Weighted
of                                                               Loan Pool by            Average            Average
Maximum                       Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Mortgage                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Rates (%)                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     43        $13,090,171              22.29%             6.648%               349           76.26%
10.501% - 11.000%                     1            347,115               0.59              4.700                358           80.00
11.001% - 11.500%                     4          1,529,648               2.60              5.309                357           80.00
11.501% - 12.000%                    12          5,655,943               9.63              5.905                357           77.48
12.001% - 12.500%                    21          8,845,650              15.06              6.316                356           77.54
12.501% - 13.000%                    26         10,349,315              17.62              6.771                356           81.40
13.001% - 13.500%                    21          6,879,971              11.72              7.282                357           76.15
13.501% - 14.000%                    14          4,459,519               7.59              7.842                356           81.35
14.001% - 14.500%                    19          2,197,075               3.74              8.317                356           80.23
14.501% - 15.000%                    10          1,439,102               2.45              8.779                356           80.34
15.001% - 15.500%                     8          1,009,052               1.72              9.371                356           77.57
15.501% - 16.000%                    17          2,450,580               4.17              9.819                356           87.13
16.001% - 16.500%                     3            470,915               0.80             10.206                354           85.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.700%
Maximum: 16.490%
Non-Zero Weighted Average: 13.087%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
                               Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Initial Cap (%)                   Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     43        $13,090,171              22.29%             6.648%               349           76.26%
3.000%                              156         45,633,884              77.71              7.087                356           79.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.000%
Maximum: 3.000%
Non-Zero Weighted Average: 3.000%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Periodic                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Cap (%)                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     43        $13,090,171              22.29%             6.648%               349           76.26%
1.000%                              156         45,633,884              77.71              7.087                356           79.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.000%
Non-Zero Weighted Average: 1.000%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 5 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Next                                                             Loan Pool by            Average            Average
Rate                          Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Adjustment                     Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Date                              Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     43        $13,090,171              22.29%             6.648%               349           76.26%
December 2004                         1            450,541               0.77              6.040                355           80.00
October 2005                          1             67,218               0.11              9.940                351           75.00
November 2005                         1             86,675               0.15              7.540                352           80.00
December 2005                         3            615,574               1.05              9.907                354           90.00
January 2006                         11          1,526,752               2.60              8.264                355           80.66
February 2006                        36          9,151,591              15.58              7.681                356           78.73
March 2006                           29          7,391,009              12.59              7.270                357           80.83
April 2006                           29          9,433,245              16.06              7.036                357           75.37
May 2006                              7          2,687,784               4.58              5.992                358           79.76
December 2006                         2            622,317               1.06              6.901                354           82.02
January 2007                          1            210,769               0.36              9.490                355           90.00
February 2007                         7          2,328,173               3.96              6.759                356           80.23
March 2007                           15          5,916,305              10.07              6.581                357           81.82
April 2007                           11          4,281,337               7.29              6.469                357           80.65
May 2007                              2            864,598               1.47              6.334                358           82.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-06-27
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Geographical                   Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Distribution                      Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
California                           37        $14,679,303              25.00%             6.275%               357           77.73%
Maryland                             11          4,193,487               7.14              7.374                357           81.74
New Jersey                           10          3,771,606               6.42              6.923                345           79.84
Florida                              12          3,421,593               5.83              7.195                356           75.64
Virginia                             12          3,315,070               5.65              7.304                357           82.85
New York                              7          2,686,967               4.58              6.951                357           78.01
Massachusetts                         6          2,170,574               3.70              7.225                356           84.76
Illinois                              9          2,136,389               3.64              6.813                355           68.24
Georgia                               4          2,046,003               3.48              7.205                357           82.83
Michigan                             10          1,990,279               3.39              7.624                356           79.52
Ohio                                  5          1,885,730               3.21              6.772                357           76.56
Other                                76         16,427,053              27.97              7.357                353           78.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 36
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 6 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
                               Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Occupancy                         Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                             192        $57,408,996              97.76%             6.980%               355           78.91%
Second Home                           2            965,156               1.64              6.426                357           72.44
Investment                            5            349,904               0.60              9.971                355           72.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Property                       Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Types                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             180        $54,257,707              92.39%             6.997%               355           78.87%
Condo                                 6          1,754,930               2.99              6.970                357           79.56
2-4 Family                            7          1,305,075               2.22              6.789                356           76.05
Planned Unit Development              4            787,418               1.34              6.982                355           73.91
Manufactured Housing                  1            496,784               0.85              6.500                354           80.00
Townhouse                             1            122,142               0.21              7.800                357           80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Loan                           Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Purpose                           Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 130        $38,659,241              65.83%             6.920%               354           77.44%
Purchase                             48         13,555,443              23.08              7.252                356           82.19
Refinance - Rate Term                21          6,509,371              11.08              6.851                357           79.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Documentation                  Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Level                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                 99        $30,205,049              51.44%             7.209%               355           78.78%
Full Documentation                   93         25,123,477              42.78              6.818                354           78.81
12 mos. Bk Stmts                      7          3,395,529               5.78              6.299                357           78.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
BARCLAYS                                                             Page 7 of 8

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Group II
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
Original                                                         Loan Pool by            Average            Average
Prepayment                    Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Penalty                        Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Term (months)                     Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                    40        $10,933,048              18.62%             7.604%               351           81.98%
12                                   16          6,561,190              11.17              6.770                356           72.82
24                                   82         21,324,956              36.31              7.090                356           78.63
36                                   61         19,904,862              33.90              6.615                355           79.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 27
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
Lien                           Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Position                          Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                            199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                % of Mortgage           Weighted           Weighted
                                                                 Loan Pool by            Average            Average
                              Number of          Aggregate          Aggregate              Gross          Remaining         Weighted
FICO                           Mortgage       Cut-off Date       Cut-off Date           Interest               Term          Average
Score                             Loans  Principal Balance  Principal Balance               Rate           (months)     Original LTV
------------------------------------------------------------------------------------------------------------------------------------
501 - 520                             6           $719,154               1.22%             8.157%               356           76.74%
521 - 540                            48          6,562,406              11.17              8.286                356           74.19
541 - 560                            12          3,309,139               5.64              7.607                357           75.78
561 - 580                            18          4,514,850               7.69              7.686                351           77.48
581 - 600                            12          3,396,292               5.78              7.945                356           83.27
601 - 620                            22          6,775,955              11.54              7.609                352           83.07
621 - 640                            22          8,508,415              14.49              6.684                357           78.12
641 - 660                            22          9,210,657              15.68              6.420                357           80.50
661 - 680                            14          5,870,674              10.00              6.208                357           79.76
681 - 700                             6          2,416,933               4.12              5.884                338           78.05
701 - 720                             6          2,488,044               4.24              5.926                357           79.28
721 - 740                             4          1,868,649               3.18              5.769                356           69.69
741 - 760                             5          2,180,761               3.71              6.261                357           80.96
761 - 780                             1            468,886               0.80              7.140                356           80.00
781 - 800                             1            433,238               0.74              5.950                356           75.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                              199        $58,724,055             100.00%             6.989%               355           78.77%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 503
Maximum: 796
Non-Zero Weighted Average:         627
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus)
relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act
2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
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BARCLAYS                                                             Page 8 of 8